[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS RMA

MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
TAX-FREE FUND
CALIFORNIA MUNICIPAL MONEY FUND
NEW JERSEY MUNICIPAL MONEY FUND
NEW YORK MUNICIPAL MONEY FUND
PROSPECTUS

AUGUST 30, 2006

THIS PROSPECTUS OFFERS SHARES OF THESE MONEY MARKET FUNDS PRIMARILY TO PARTICIPANTS IN THE UBS FINANCIAL SERVICES INC. RESOURCE MANAGEMENT ACCOUNT(R) (RMA(R)) PROGRAM, THE UBS FINANCIAL SERVICES INC. BUSINESS SERVICES ACCOUNT BSA(R) PROGRAM AND CERTAIN UBS FINANCIAL SERVICES INC. ADVISORY PROGRAMS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

----------------------------------------------------
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
----------------------------------------------------

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UBS RMA FUNDS
--------------------------------------------------------------------------------

Contents

THE FUNDS

WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS
Money Market Portfolio

   Investment objective, strategies and risks      Page 3

   Performance                                     Page 4

   Expenses and fee tables                         Page 5

U.S. Government Portfolio

   Investment objective, strategies and risks      Page 6

   Performance                                     Page 7

   Expenses and fee tables                         Page 8

Tax-Free Fund

   Investment objective, strategies and risks      Page 9

   Performance                                     Page 10

   Expenses and fee tables                         Page 11

California Municipal Money Fund

   Investment objective, strategies and risks      Page 12

   Performance                                     Page 13

   Expenses and fee tables                         Page 14

New Jersey Municipal Money Fund

   Investment objective, strategies and risks      Page 15

   Performance                                     Page 16

   Expenses and fee tables                         Page 17

New York Municipal Money Fund

   Investment objective, strategies and risks      Page 18

   Performance                                     Page 19

   Expenses and fee tables                         Page 20
More about risks and investment strategies         Page 21

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Managing your fund account                         Page 23
--Buying shares
--Selling shares
--Additional information about your account
--Market timing
--Pricing and valuation

ADDITIONAL INFORMATION

ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS
Management                                         Page 27

Dividends and taxes                                Page 28
Disclosure of portfolio holdings                   Page 29
Financial highlights                               Page 30

Where to learn more about the funds                Back Cover

-----------------------------------------------------------
THE FUNDS ARE NOT COMPLETE OR BALANCED INVESTMENT PROGRAMS.
-----------------------------------------------------------


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2                                                    UBS Global Asset Management

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UBS RMA FUNDS
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

Investment objective, strategies and risks

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

More information about risks of an investment in the fund is provided below in "More about risks and investment strategies."

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UBS Global Asset Management                                                    3

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UBS RMA FUNDS
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MONEY MARKET PORTFOLIO

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
     1996           5.02%
     1997           5.15%
     1998           5.09%
     1999           4.72%
     2000           5.98%
     2001           3.89%
     2002           1.45%
     2003           0.63%
     2004           0.84%
     2005           2.69%

Total return January 1 to June 30, 2006--2.08%
Best quarter during years shown: 3rd quarter, 2000--1.55%
Worst quarter during years shown: 3rd quarter, 2003--0.12%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005

One Year     2.69%
Five Years   1.89%
Ten Years    3.53%

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4                                                    UBS Global Asset Management

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UBS RMA FUNDS
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
   offering price)                                                      None
Maximum Deferred Sales Charge (Load) (as a % of offering
   price)                                                               None
Maximum Account Fee*

   UBS Financial Services Inc. RMA Program                              $150

   UBS Financial Services Inc. Business Services Account BSA
      Program                                                           $150

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

Management Fees                                                         0.50%
Service (12b-1) Fees                                                    None
Other Expenses
   Service (non-12b-1) Fees                                    0.13%**

   Miscellaneous Expenses                                      0.08%
                                                               ----
                                                                        0.21%
                                                                        ====
Total Annual Fund Operating Expenses                                    0.71%
                                                                        ====
Fee Waiver/Expense Reimbursement                                        0.13%***
                                                                        ----
Net Expenses                                                            0.58%
                                                                        ====

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

** The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

*** The fund and UBS Financial Services Inc. have entered into a written fee waiver agreement pursuant to which UBS Financial Services Inc. is contractually obligated to waive a portion of its management fees and/or reimburse the fund so that the fund's aggregate management and service fees do not exceed 0.50%, for as long as the shareholder services plan between the fund and UBS Global AM remains in effect. In addition, UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive an additional portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the net expense levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $59      $186      $324      $726

This example does not reflect RMA/Business Services Account BSA program fees.


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UBS Global Asset Management                                                    5

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UBS RMA FUNDS
--------------------------------------------------------------------------------
U.S. GOVERNMENT PORTFOLIO

Investment objective, strategies and risks

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. Many US government money market instruments pay income that is generally exempt from state and local income tax, although it may be subject to corporate franchise tax in some states.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are:
     (1) supported by the ability of the issuer to borrow from the US Treasury;
     (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

More information about risks of an investment in the fund is provided below in "More about risks and investment strategies."

--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

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UBS RMA FUNDS
--------------------------------------------------------------------------------
U.S. GOVERNMENT PORTFOLIO

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
     1996           4.86%
     1997           5.01%
     1998           4.85%
     1999           4.35%
     2000           5.60%
     2001           3.68%
     2002           1.38%
     2003           0.65%
     2004           0.74%
     2005           2.50%

Total return January 1 to June 30, 2006--1.96%
Best quarter during years shown: 4th quarter, 2000--1.47%
Worst quarter during years shown: 2nd quarter, 2004--0.11%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005

One Year     2.50%
Five Years   1.78%
Ten Years    3.35%

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

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UBS RMA FUNDS
--------------------------------------------------------------------------------
U.S. GOVERNMENT PORTFOLIO

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
   price)                                                                None
Maximum Deferred Sales Charge (Load) (as a % of offering price)          None
Maximum Account Fee*

   UBS Financial Services Inc. RMA Program                               $150

   UBS Financial Services Inc. Business Services Account BSA Program     $150

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
Management Fees                                                          0.44%

Service (12b-1) Fees                                                     0.13%**

Other Expenses                                                           0.05%
                                                                         ----
Total Annual Fund Operating Expenses***                                  0.62%
                                                                         ====

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

** The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

*** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $63      $199      $346      $774

This example does not reflect RMA/Business Services Account BSA program fees.


--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

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UBS RMA FUNDS
--------------------------------------------------------------------------------
TAX-FREE FUND

Investment objective, strategies and risks

FUND OBJECTIVE

Maximum current income exempt from federal income tax consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, municipal money market instruments.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

More information about risks of an investment in the fund is provided below in "More about risks and investment strategies."

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

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UBS RMA FUNDS
--------------------------------------------------------------------------------
TAX-FREE FUND

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
     1996           2.92%
     1997           3.10%
     1998           2.93%
     1999           2.67%
     2000           3.55%
     2001           2.19%
     2002           0.86%
     2003           0.44%
     2004           0.63%
     2005           1.85%

Total return January 1 to June 30, 2006--1.34%
Best quarter during years shown: 4th quarter, 2000--0.95%
Worst quarter during years shown: 3rd quarter, 2003--0.07%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005

One Year     1.85%
Five Years   1.19%
Ten Years    2.11%

--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

UBS RMA FUNDS
--------------------------------------------------------------------------------
TAX-FREE FUND

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
   price)                                                                None
Maximum Deferred Sales Charge (Load) (as a % of offering price)          None
Maximum Account Fee*

   UBS Financial Services Inc. RMA Program                              $ 150

   UBS Financial Services Inc. Business Services Account BSA Program    $ 150

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

Management Fees                                                          0.41%
Service (12b-1) Fees                                                     0.13%**

Other Expenses                                                           0.06%
                                                                         ----
Total Annual Fund Operating Expenses***                                  0.60%
                                                                         ====

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

** The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

*** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $61      $192      $335      $750

This example does not reflect RMA/Business Services Account BSA program fees.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

UBS RMA FUNDS
--------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL MONEY FUND

Investment objective, strategies and risks

FUND OBJECTIVE

Maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and California personal income tax.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. "California municipal securities" are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

- SINGLE STATE CONCENTRATION RISK--Because the fund invests substantially all of its assets in California municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in California than a more geographically diverse fund.

- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

More information about risks of an investment in the fund is provided below in "More about risks and investment strategies."

--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

UBS RMA FUNDS
--------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL MONEY FUND

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
     1996           2.80%
     1997           2.93%
     1998           2.59%
     1999           2.33%
     2000           2.93%
     2001           1.87%
     2002           0.77%
     2003           0.38%
     2004           0.56%
     2005           1.76%

Total return January 1 to June 30, 2006--1.29%
Best quarter during years shown: 2nd quarter, 2000--0.80%
Worst quarter during years shown: 3rd quarter, 2003--0.05%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005

One Year     1.76%
Five Years   1.07%
Ten Years    1.89%

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

UBS RMA FUNDS
--------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL MONEY FUND

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
   price)                                                                None
Maximum Deferred Sales Charge (Load) (as a % of offering price)          None
Maximum Account Fee*

   UBS Financial Services Inc. RMA Program                              $ 150

   UBS Financial Services Inc. Business Services Account BSA Program    $ 150

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

Management Fees                                                          0.45%

Service (12b-1) Fees                                                     0.13%**

Other Expenses                                                           0.05%
                                                                         ----
Total Annual Fund Operating Expenses***                                  0.63%
                                                                         ====

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

** The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

*** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $64      $202      $351      $786

This example does not reflect RMA/Business Services Account BSA program fees.


--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL MONEY FUND

Investment objective, strategies and risks

FUND OBJECTIVE

Maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and New Jersey personal income tax.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. "New Jersey municipal securities" are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

- SINGLE STATE CONCENTRATION RISK--Because the fund invests substantially all of its assets in New Jersey municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New Jersey than a more geographically diverse fund.

- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

More information about risks of an investment in the fund is provided below in "More about risks and investment strategies."

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

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--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL MONEY FUND

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
     1996           2.53%
     1997           2.73%
     1998           2.45%
     1999           2.27%
     2000           3.16%
     2001           1.81%
     2002           0.69%
     2003           0.26%
     2004           0.42%
     2005           1.61%

Total return January 1 to June 30, 2006--1.19%
Best quarter during years shown: 2nd quarter, 2000--0.83%
Worst quarters during years shown: 1st quarter, 2004--0.03%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005

One Year     1.61%
Five Years   0.96%
Ten Years    1.79%

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL MONEY FUND

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
   price)                                                                  None
Maximum Deferred Sales Charge (Load) (as a % of offering price)            None
Maximum Account Fee*

   UBS Financial Services Inc. RMA Program                                $ 150

   UBS Financial Services Inc. Business Services Account BSA Program      $ 150

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

Management Fees**                                                          0.45%

Service (12b-1) Fees                                                       0.12%

Other Expenses                                                             0.19%
                                                                           ----
Total Annual Fund Operating Expenses***                                    0.76%
                                                                           ====

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

** Effective August 1, 2006, management fees were reduced by an amendment to the fund's Investment Advisory and Administration Contract. The table reflects the lower fees.

*** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $78      $243      $422      $942

This example does not reflect RMA/Business Services Account BSA program fees.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

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--------------------------------------------------------------------------------
NEW YORK MUNICIPAL MONEY FUND

Investment objective, strategies and risks

FUND OBJECTIVE

Maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from federal income tax and from both New York State and New York City personal income taxes.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. "New York municipal securities" are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

- SINGLE STATE CONCENTRATION RISK--Because the fund invests substantially all of its assets in New York municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New York than a more geographically diverse fund.

- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

More information about risks of an investment in the fund is provided below in "More about risks and investment strategies."

--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
NEW YORK MUNICIPAL MONEY FUND

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN

                                    [CHART]

CALENDAR YEAR   TOTAL RETURN
-------------   ------------
     1996           2.76%
     1997           2.98%
     1998           2.76%
     1999           2.53%
     2000           3.32%
     2001           1.95%
     2002           0.79%
     2003           0.39%
     2004           0.51%
     2005           1.76%

Total return January 1 to June 30, 2006--1.29%
Best quarter during years shown: 4th quarter, 2000--0.88%
Worst quarter during years shown: 3rd quarter, 2003--0.05%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005

One Year     1.76%
Five Years   1.08%
Ten Years    1.97%

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

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--------------------------------------------------------------------------------
NEW YORK MUNICIPAL MONEY FUND

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
   price)                                                                None
Maximum Deferred Sales Charge (Load) (as a % of offering price)          None
Maximum Account Fee*

   UBS Financial Services Inc. RMA Program                              $ 150

   UBS Financial Services Inc. Business Services Account BSA Program    $ 150

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

Management Fees                                                          0.47%
Service (12b-1) Fees                                                     0.13%**

Other Expenses                                                           0.07%
                                                                        -----
Total Annual Fund Operating Expenses***                                  0.67%
                                                                        =====

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

** The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.

*** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $68      $214      $373      $835

This example does not reflect RMA/Business Services Account BSA program fees.


--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------

More about risks and investment strategies

PRINCIPAL RISKS

The main risks of investing in one or more of the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment objective, strategies and risks" heading for that fund.

Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments will fall. Also, a fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

GOVERNMENT SECURITIES RISK. Various types of US government securities have different levels of credit risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. A fund may invest in securities in any of these categories. A fund may invest in securities issued by government-sponsored enterprises that, although chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the US government. For example, debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Banks ("FHLBs"), are neither insured nor guaranteed by the US government.

RELATED SECURITIES CONCENTRATION RISK. Each of the California, New Jersey and New York municipal money market funds may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects in a given state, such as those relating to education, health care, transportation or utilities. Economic, business or political developments or changes that affect one municipal security may affect other municipal securities in the same sector. As a result, these funds are subject to greater risk than funds that do not follow this practice.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

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--------------------------------------------------------------------------------

SINGLE STATE CONCENTRATION RISK. The performance of a fund that invests primarily in the municipal money market instruments of a single state will be more severely affected by unfavorable political or economic conditions within that state than a more geographically diversified fund. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order for that state to meet its obligations, or that state's economy could be hurt by natural disasters. New York's finance, insurance or real estate industries could experience economic downturns; those industries were adversely affected by the terrorist attacks in New York City. California, New York or New Jersey may each experience natural disasters or terrorist attacks in the future. As a result, an investment in a single state municipal money market fund could be more volatile and involve greater risk than an investment in a more geographically diversified fund. The particular risks of investments in California, New Jersey and New York municipal money market instruments are discussed in the SAI.

In addition, a single state municipal money market fund is permitted to invest more than 5% of its total assets in the securities of individual issuers with respect to 25% of its total assets. When a fund holds a large position in the securities of a single issuer, changes in the financial condition or in the market's assessment of that issuer can cause larger changes in the value of the fund's total investments and its income than if the fund held a smaller position.

ADDITIONAL RISKS

POLITICAL RISK. Political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of a municipal money market fund's dividends. These developments could also cause the value of a fund's municipal money market instruments to fall.

STRUCTURED SECURITY RISK. The funds may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity, yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, a fund could suffer a loss. Structured securities represent a growing portion of the municipal securities markets.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Like all money market funds, the funds are subject to maturity, quality and diversification requirements designed to help them maintain a stable price of $1.00 per share. The funds' investment strategies are designed to comply with these requirements.

The California, New Jersey and New York municipal money market funds are organized as "non- diversified" funds. Normally, this would mean that they would not be subject to certain limitations on investments of more than 5% of total assets in the securities of a single issuer. However, because these funds are single state money market funds, they are subject to special regulations that impose substantially the same limitations as normally apply to "diversified" mutual funds. The other funds are subject to even more stringent diversification requirements, which apply to money market funds that are not single state funds.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policies. These techniques include varying a fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

As noted above, under normal circumstances, U.S. Government Portfolio invests at least 80% of its net assets in US government securities, including government securities subject to repurchase


--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------

agreements. U.S. Government Portfolio's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, U.S. Government Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% policy.

DEFENSIVE POSITIONS FOR MUNICIPAL MONEY MARKET FUNDS. During adverse market conditions or when UBS Global AM believes there is an insufficient supply of the municipal securities in which a fund primarily invests, Tax-Free Fund and the California, New Jersey and New York municipal money market funds each may temporarily invest in other types of municipal securities or may invest in money market instruments that pay taxable interest. These investments may not be consistent with achieving a fund's investment objective during the periods that they are held.

Managing your fund account

BUYING SHARES

INTRODUCTION. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. Shares of the funds are available primarily through the UBS Financial Services Inc. Resource Management Account(R) (RMA(R)) Program, the UBS Financial Services Inc. Business Services Account BSA(R) Program and certain UBS Financial Services Inc. advisory programs.

The RMA and Business Services Account BSA programs are more fully described in separate materials your Financial Advisor can provide you. Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.

AUTOMATIC DEPOSIT ACCOUNT SWEEP PROGRAM. UBS Financial Services Inc. administers a bank deposit sweep program under which free cash balances in client brokerage accounts are swept into interest-bearing deposit accounts ("Deposit Account Sweep Program"). Investors who are eligible to participate in the Deposit Account Sweep Program are referred to as "eligible participants" below to distinguish them from other investors in the funds.

UBS Financial Services Inc. brokerage accounts of eligible participants automatically default to the Deposit Account Sweep Program as their primary sweep vehicle unless the eligible participant has selected a tax-exempt money market fund (i.e., Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund) as his or her primary sweep option. Eligible participants who do not wish to take part in the Deposit Account Sweep Program should consider selecting a tax-exempt money market fund as their primary sweep fund. This means that absent such selection free cash balances (that is, immediately available funds) of eligible participants will be automatically deposited in bank deposit accounts, not invested in a fund. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund selected by the eligible participant. New clients setting a cap on amounts invested pursuant to the Deposit Account Sweep Program will need to select a secondary sweep option.

UBS Financial Services Inc. will require a threshold (e.g., $100,000 for individual ownership and $200,000 for joint ownership accounts, in each case, on a per-account basis) before redirection of cash balances to the funds. After a cap is reached, uninvested cash will be invested as if the investor were a "non-eligible participant." Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

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If you would like to place a limit on the amount of available cash that defaults to the Deposit Account Sweep Program, contact your Financial Advisor.

SELECTING YOUR SWEEP OPTION. UBS Financial Services Inc. requires a client to select a sweep option as part of their account application process. You may have only one primary sweep option at any time. To change your primary sweep option or purchase shares of another fund, contact your Financial Advisor. As noted above, brokerage accounts eligible to participate in the Deposit Account Sweep Program will automatically default to bank deposit accounts as their primary sweep option unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. Non-eligible participants have the option of selecting from the available list of funds.

BACKGROUND INFORMATION. Your order to purchase a fund's shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Each fund (other than Money Market Portfolio) has adopted a plan pursuant to rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets (0.12% for New Jersey Municipal Money Fund). Money Market Portfolio has adopted a non-rule 12b-1 shareholder services plan under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets. Therefore, each fund is subject to a shareholder services plan.

The funds, UBS Global AM and UBS Financial Services Inc. have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.

BUYING SHARES AUTOMATICALLY

NON-ELIGIBLE PARTICIPANTS. All free cash balances of over $1.00 in the RMA or Business Services Account BSA brokerage account (including proceeds from securities you have sold) are automatically invested in your primary sweep option on a daily basis for settlement the next business day, when federal funds normally are available. Federal funds availability can sometimes take longer for cash balances arising from the sale of securities in your brokerage account.

Fund shares will be purchased only after all debits and charges to your RMA or Business Services Account BSA brokerage account are satisfied. See "Selling Shares Automatically" below.

ELIGIBLE PARTICIPANTS. UBS Financial Services Inc. brokerage accounts will automatically default to the Deposit Account Sweep Program as noted above, unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. If a dollar limit cap is selected, available balances in excess of such cap will be automatically invested in the fund selected by the eligible participant.

BUYING SHARES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT

RMA and Business Services Account BSA participants may purchase shares of, as applicable, their primary sweep money fund or another fund by placing an order with their Financial Advisor and providing a check from a US bank. You should include your UBS Financial Services Inc. account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by check or electronic funds transfer credit.

--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

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Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS Financial Services Inc. and one business day after deposit of a cashier's or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

BUYING SHARES BY WIRE

You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

UBS AG
ABA 026007993
UBS Financial Services Inc.--RMA
A/C 101WA258640000
[Account Name]/[Brokerage Account Number]

The wire must include your name and RMA or Business Services Account BSA brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by wire.

If UBS Financial Services Inc. receives funds in the account for a purchase of fund shares by 12:00 noon, Eastern time, on a business day, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire transfers.

MINIMUM INVESTMENTS

The funds have no minimum for initial investments or to add to an account, but reserve the right to establish minimum investment requirements at any time.

SELLING SHARES

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the check-writing service to sell your shares. You may not close your account by check.

SELLING SHARES AUTOMATICALLY

Subject to the terms of the Master Account Agreement governing your RMA or Business Services Account BSA or advisory program brokerage account, your fund shares will be sold automatically to settle any outstanding securities purchases, charges or other debits to your UBS Financial Services Inc. brokerage account, unless you instruct your Financial Advisor otherwise.

If you are not participating in the Deposit Account Sweep Program, shares of your primary money fund are always sold first (or if you do not specify which fund's shares are to be sold). If applicable, shares in the other money funds will be sold, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund. If you sell all your shares in a fund, you will receive cash credits to your RMA or Business Services Account BSA brokerage account for dividends earned on those shares prior to the sale date.

If you are a participant in the Deposit Account Sweep Program and also own shares of one or more funds, amounts to settle any outstanding securities purchases, charges or debits to your UBS Financial Services Inc. brokerage account will come from the following sources in the order indicated: first, proceeds from the sale of shares of Money Market Portfolio; second, proceeds from the sale of shares of U.S. Government Portfolio; third, Deposit Account Sweep Program balances; fourth, proceeds from the sale of shares of Tax-Free Fund; and fifth, proceeds from the sale of shares of California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund.

Subject to the terms of the RMA, Business Services Account BSA and advisory programs, UBS Financial Services Inc. will sell fund shares automatically to satisfy outstanding debits and charges in your brokerage account. Debits include amounts due UBS Financial Services Inc. on settlement date for securities purchases, margin loans, UBS Financial Services Inc. checks, federal funds wires arranged by


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

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--------------------------------------------------------------------------------

UBS Financial Services Inc. and related fees. Charges include RMA and Business Services Account BSA checks, card purchases, ATM withdrawals, cash advances, Bill Payment Service payments and Automated Clearing House transfers, including Electronic Funds Transfer Debits. Shares are sold to cover debits on the day the debit is generated. Shares are sold automatically to cover RMA and Business Services Account BSA checks and card withdrawals on the day they are paid. Shares are sold automatically to cover card purchases at the end of the card's monthly billing period. Shares are sold to pay for securities purchases on settlement date.

MORE INFORMATION REGARDING "ELIGIBLE PARTICIPANTS." Eligible participants are individuals, sole proprietors and governmental entities. Custodial and trust accounts are also Eligible Participants if each beneficiary is an Eligible Participant. "Eligible Participants" does not include participants that are: (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in Sections 501(c)(3) through
(13) and (19) of the Internal Revenue Code of 1986, as amended, (c) estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services programs (other than InsightOne(SM) and Employee Self-Directed Accounts) or Private Wealth Solutions(SM), (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

It costs the fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance to $500 or more will need to select a cap on the level of free cash balances swept into the deposit accounts and add sufficient cash to their brokerage accounts so that both the deposit account cap and this minimum is met. If the deposit account cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor's brokerage account and swept into the deposit account.

If you want to sell shares that you purchased recently, a fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.

UBS Financial Services Inc. has the right to terminate your RMA or Business Services Account BSA brokerage account for any reason. In that case, UBS Financial Services Inc. will sell all of the fund shares held in the RMA or Business Services Account BSA brokerage account and will send you the proceeds within three business days.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.


--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------

MARKET TIMING. Frequent purchases and redemptions of fund shares could increase a fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of a fund's portfolio, which could impact a fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the funds, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the Board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedure for another UBS Global AM fund, please see that fund's prospectus.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value per share is the total value of a fund divided by the total number of shares outstanding. In determining net asset value, each fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. Each fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

Each fund typically calculates net asset value per share once each business day at 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

Management

INVESTMENT ADVISOR AND SUB-ADVISOR

UBS Financial Services Inc. is the investment advisor and administrator of each fund. UBS Financial Services Inc. is a Delaware corporation located at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is each fund's sub-advisor and sub-administrator. UBS Global AM is a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 51 West 52nd Street, New York, New York 10019-6114. UBS Financial Services Inc. and UBS Global AM are investment advisers registered with the US Securities and Exchange Commission (the "SEC"). UBS Financial Services Inc. and UBS Global AM are indirect, wholly owned subsidiaries of UBS AG ("UBS"). As of June 30, 2006, UBS Global AM had approximately $128.2 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $629.7 billion in assets under management worldwide as of June 30, 2006. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

ADVISORY FEES

The funds paid advisory and administration fees to UBS Financial Services Inc. for the fiscal year ended


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

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UBS RMA FUNDS
--------------------------------------------------------------------------------

June 30, 2006 at the following effective annual rates based on average daily net assets:

Money Market Portfolio            0.37%*
U.S. Government Portfolio         0.44%

Tax-Free Fund                     0.41%

California Municipal Money Fund   0.45%

New Jersey Municipal Money Fund   0.50%
New York Municipal Money Fund     0.47%

----------

* Advisory fee rate for Money Market Portfolio reduced to reflect fee waivers.

A discussion regarding the basis for each fund's Board's approval of the fund's Investment Advisory and Administration Contract is available in the fund's semi-annual report to shareholders for the fiscal period ended December 31, 2005. A discussion regarding the basis for each fund's Board's approval of the fund's Sub-Advisory and Sub-Administration Contract with UBS Global AM (or the prior affiliated sub-advisor) is available in the fund's (1) semiannual report to shareholders for the fiscal period ended December 31, 2005 (contract in place until April 1, 2006), and (2) annual report to shareholders for the fiscal year ended June 30, 2006 (superceding contract effective April 1, 2006).

UBS Global Asset Management (US) Inc. served as sub-advisor and sub-administrator until April 1, 2006. On April 1, 2006, its sister company, UBS Global AM, started serving as sub-advisor and sub-administrator for the same compensation.

Dividends and taxes

DIVIDENDS

Each fund declares dividends daily and pays them monthly. Each fund may distribute all or a portion of its short-term capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each fund will also distribute all or a portion of its short-term capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of a fund unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. or one of its correspondent firms if you prefer to receive dividends in cash. Shares earn dividends on the day they are purchased but not on the day they are sold. Any dividends distributed by the Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund derived from taxable interest or capital gains will be subject to federal income tax. In addition, dividends paid by these funds may be taxable under state or local law (except as discussed below) even though all or a portion of these dividends are not subject to federal taxation.

TAXES

The dividends that you receive from Money Market Portfolio and U.S. Government Portfolio generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.

If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

The exemption from federal and/or certain state taxes for dividends paid by the municipal money funds will not benefit investors in tax-sheltered retirement plans or other entities or individuals not subject to such federal or state taxes. Further, distributions by tax-sheltered retirement plans are generally taxable even if earnings are derived from tax exempt dividends. As a result, the municipal funds are generally not an appropriate investment for tax sheltered retirement plans.


--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------

Some states and localities do not tax dividends that are attributable to interest on US Treasury securities and certain other government securities under certain circumstances.

The dividends that you receive from Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund generally are not subject to federal income tax.

In addition, California Municipal Money Fund seeks to pay dividends that are exempt from California personal income tax, New Jersey Municipal Money Fund seeks to pay dividends that are exempt from New Jersey personal income tax, and New York Municipal Money Fund seeks to pay dividends that are exempt from New York State and New York City personal income taxes.

Each fund will tell you annually how you should treat its dividends for tax purposes. If you are subject to alternative minimum tax, a portion of the dividends paid by a fund may be included in computing such tax.

You will not recognize any gain or loss on the sale of a fund's shares so long as the fund maintains a share price of $1.00.

Each fund may be required to withhold a 28% federal tax on all dividends payable to you

- if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

- if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the Statement of Additional Information.

Disclosure of portfolio holdings

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. Each fund's Forms N-Q and Forms N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   29

UBS RMA FUNDS
--------------------------------------------------------------------------------

Financial highlights

The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).

The information in the financial highlights has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. You may obtain the funds' annual report without charge by calling 1-800-762 1000.

                                                                MONEY MARKET PORTFOLIO
                                       -----------------------------------------------------------------------
                                                             FOR THE YEARS ENDED JUNE 30,
                                       -----------------------------------------------------------------------
                                           2006          2005             2004           2003          2002
                                       -----------   -----------      -----------    -----------   -----------
NET ASSET VALUE, BEGINNING OF YEAR     $      1.00   $      1.00      $      1.00    $      1.00   $      1.00
                                       -----------   -----------      -----------    -----------   -----------
Net investment income                        0.037         0.016            0.005          0.010         0.022
                                       -----------   -----------      -----------    -----------   -----------
Dividends from net investment income        (0.037)       (0.016)          (0.005)        (0.010)       (0.022)
Distributions from net realized
gains from investment activities                --        (0.000)@         (0.000)@           --            --
                                       -----------   -----------      -----------    -----------   -----------
Total dividends and distributions           (0.037)       (0.016)          (0.005)        (0.010)       (0.022)
                                       -----------   -----------      -----------    -----------   -----------
NET ASSET VALUE, END OF YEAR           $      1.00   $      1.00      $      1.00    $      1.00   $      1.00
                                       ===========   ===========      ===========    ===========   ===========
TOTAL INVESTMENT RETURN(1)                    3.71%         1.65%            0.51%          1.02%         2.25%
                                       ===========   ===========      ===========    ===========   ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)        $10,627,952   $10,425,878      $12,434,286    $21,832,875   $22,768,982
Expenses to average net assets,
net of fee waivers by advisor                 0.58%         0.58%(2)         0.60%          0.61%         0.60%
Expenses to average net assets,
before fee waivers by advisor                 0.71%         0.58%            0.60%          0.61%         0.60%
Net investment income to
average net assets, net of fee
waivers by advisor                            3.66%         1.59%(2)         0.50%          1.02%         2.21%
Net investment income to
average net assets, before fee
waivers by advisor                            3.53%         1.59%            0.50%          1.02%         2.21%

----------

@    Amount of distribution paid represents less than $0.0005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions.

(2) During the period August 1, 2004 through June 30, 2005, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

--------------------------------------------------------------------------------
30                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------

Financial highlights (continued)

                                                                U.S. GOVERNMENT PORTFOLIO
                                              ------------------------------------------------------------
                                                              FOR THE YEARS ENDED JUNE 30,
                                              ------------------------------------------------------------
                                                2006        2005         2004         2003         2002
                                              --------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR            $   1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                              --------   ----------   ----------   ----------   ----------
Net investment income                            0.034        0.015        0.005        0.010        0.021
Dividends from net investment income            (0.034)      (0.015)      (0.005)      (0.010)      (0.021)
                                              --------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                  $   1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                              ========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN(1)                        3.49%        1.50%        0.48%        1.00%        2.12%
                                              ========   ==========   ==========   ==========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $845,450   $1,111,698   $1,250,917   $2,510,453   $2,356,829
Expenses to average net assets                    0.62%        0.61%        0.58%        0.56%        0.57%
Net investment income to average net assets       3.38%        1.49%        0.48%        1.00%        2.06%

----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions.

                                                                      TAX-FREE FUND
                                                               FOR THE YEARS ENDED JUNE 30,
                                              --------------------------------------------------------------
                                                 2006         2005         2004         2003         2002
                                              ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR            $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                              ----------   ----------   ----------   ----------   ----------
Net investment income                              0.024        0.012        0.004        0.007        0.012
Dividends from net investment income              (0.024)      (0.012)      (0.004)      (0.007)      (0.012)
                                              ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                              ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN(1)                          2.40%        1.23%        0.38%        0.67%        1.24%
                                              ==========   ==========   ==========   ==========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $3,565,357   $3,406,614   $2,935,936   $3,238,850   $3,255,520
Expenses to average net assets                      0.60%        0.59%        0.60%        0.63%        0.60%
Net investment income to average net assets         2.38%        1.23%        0.38%        0.67%        1.23%

----------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   31

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--------------------------------------------------------------------------------

Financial highlights (continued)

                                                     CALIFORNIA MUNICIPAL MONEY FUND
                                         -------------------------------------------------------
                                                       FOR THE YEARS ENDED JUNE 30,
                                         -------------------------------------------------------
                                           2006       2005       2004          2003       2002
                                         --------   --------   --------      --------   --------
NET ASSET VALUE, BEGINNING OF YEAR       $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                         --------   --------   --------      --------   --------
Net investment income                       0.023      0.011      0.003         0.006      0.011
Dividends from net investment income       (0.023)    (0.011)    (0.003)       (0.006)    (0.011)
                                         --------   --------   --------      --------   --------
NET ASSET VALUE, END OF YEAR             $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                         ========   ========   ========      ========   ========
TOTAL INVESTMENT RETURN(1)                   2.29%      1.15%      0.31%         0.60%      1.10%
                                         ========   ========   ========      ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)          $941,624   $808,762   $739,133      $767,006   $753,664
Expenses to average net assets, net of
fee waivers by advisor                       0.63%      0.64%      0.65%(2)      0.66%      0.65%
Net investment income to average net
assets, net of fee waivers by advisor        2.28%      1.16%      0.31%(2)      0.60%      1.09%

----------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.

(2) During the year ended June 30, 2004, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.


--------------------------------------------------------------------------------
32                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------

Financial highlights (continued)

                                                     NEW JERSEY MUNICIPAL MONEY FUND
                                         -------------------------------------------------------
                                                       FOR THE YEARS ENDED JUNE 30,
                                         -------------------------------------------------------
                                           2006       2005       2004          2003       2002
                                         --------   --------   --------      --------   --------
NET ASSET VALUE, BEGINNING OF YEAR       $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                         --------   --------   --------      --------   --------
Net investment income                       0.021      0.010      0.002         0.005      0.010
Dividends from net investment income       (0.021)    (0.010)    (0.002)       (0.005)    (0.010)
                                         --------   --------   --------      --------   --------
NET ASSET VALUE, END OF YEAR             $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                         ========   ========   ========      ========   ========
TOTAL INVESTMENT RETURN(1)                   2.11%      1.05%      0.16%         0.51%      0.97%
                                         ========   ========   ========      ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)          $134,639   $134,174   $137,440      $161,854   $128,500
Expenses to average net assets, net of
fee waivers by advisor                       0.81%      0.79%      0.76%(2)      0.73%      0.77%
Net investment income to average net
assets, net of fee waivers by advisor        2.10%      1.02%      0.15%(2)      0.50%      0.94%

----------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.

(2) During the year ended June 30, 2004, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.01%.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   33

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--------------------------------------------------------------------------------

Financial highlights (concluded)

                                                     NEW YORK MUNICIPAL MONEY FUND
                                         -------------------------------------------------------
                                                      FOR THE YEARS ENDED JUNE 30,
                                         -------------------------------------------------------
                                           2006       2005       2004          2003       2002
                                         --------   --------   --------      --------   --------
NET ASSET VALUE, BEGINNING OF YEAR       $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                         --------   --------   --------      --------   --------
Net investment income                       0.023      0.011      0.003         0.006      0.011
Dividends from net investment income       (0.023)    (0.011)    (0.003)       (0.006)    (0.011)
                                         --------   --------   --------      --------   --------
NET ASSET VALUE, END OF YEAR             $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                         ========   ========   ========      ========   ========
TOTAL INVESTMENT RETURN(1)                   2.28%      1.13%      0.29%         0.62%      1.08%
                                         ========   ========   ========      ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)          $612,696   $596,071   $562,396      $588,851   $559,341
Expenses to average net assets, net of
fee waivers by advisor                       0.67%      0.67%      0.67%(2)      0.67%      0.68%
Net investment income to average net
assets, net of fee waivers by advisor        2.27%      1.12%      0.29%(2)      0.62%      1.07%

----------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.

(2) During the year ended June 30, 2004, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.


--------------------------------------------------------------------------------
34                                                   UBS Global Asset Management

If you want more information about a fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about a fund's investments is available in the fund's annual and semiannual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and its SAI by contacting the funds directly at 1-800-647 1568. You may also request other information about the funds and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.

You may review and copy information about a fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-800-SEC 0330. You may get copies of reports and other information about a fund:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov

UBS RMA Money Fund Inc.
--Money Market Portfolio
--U.S. Government Portfolio
Investment Company Act File No. 811-3503

UBS RMA Tax-Free Fund Inc.
Investment Company Act File No. 811-3504

UBS Managed Municipal Trust
--RMA California Municipal Money Fund
--RMA New York Municipal Money Fund
Investment Company Act File No. 811-3946

UBS Municipal Money Market Series
--RMA New Jersey Municipal Money Fund
Investment Company Act File No. 811-6173

(C) 2006 UBS Financial Services Inc. All rights reserved.

[UBS Global Asset Management LOGO]

UBS RMA
Money Market Portfolio
U.S. Government Portfolio
Tax-Free Fund
California Municipal Money Fund
New Jersey Municipal Money Fund
New York Municipal Money Fund
Prospectus

August 30, 2006

[UBS Global Asset Management LOGO]

UBS RMA
Money Market Portfolio
U.S. Government Portfolio
Tax-Free Fund
California Municipal Money Fund
New Jersey Municipal Money Fund
New York Municipal Money Fund

51 West 52nd Street
New York, New York 10019-6114

STATEMENT OF ADDITIONAL INFORMATION

The six funds named above are professionally managed money market funds organized as open-end investment companies or series of open-end investment companies. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are diversified series of UBS RMA Money Fund Inc., and UBS RMA Tax-Free Fund Inc. also is a diversified fund. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are non-diversified series of UBS Managed Municipal Trust; UBS RMA New Jersey Municipal Money Fund is a non-diversified series of UBS Municipal Money Market Series.

The funds' investment advisor and administrator is UBS Financial Services Inc. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is the funds' sub-advisor and sub-administrator. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter for the funds. UBS Financial Services Inc., UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-762 1000.

This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated August 30, 2006. A copy of the Prospectus may be obtained by contacting any Financial Advisor at UBS Financial Services Inc. or correspondent firm or by calling 1-800-762 1000. The Prospectus also contains more complete information about each fund. You should read it carefully before investing. This SAI is dated August 30, 2006.

TABLE OF CONTENTS


                                                                            PAGE

The funds and their investment policies                                        3
The funds' investments, related risks and limitations                          7
Disclosure of portfolio holdings                                              57
Organization of the funds; directors/trustees and officers; principal
   holders and management ownership of securities                             61
Investment advisory, administration and principal underwriting
   arrangements                                                               76
Portfolio transactions                                                        83
Additional purchase and redemption information; financial institutions        85
Valuation of shares                                                           85
Taxes                                                                         86
Other information                                                             95
Financial statements                                                          97

The funds and their investment policies

Each fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Each fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by its board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either
(1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

Each fund (other than Money Market Portfolio) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (E.G., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

MONEY MARKET PORTFOLIO

Money Market Portfolio's investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund's investments include (1) US and non-US government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities.

The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 331/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income.

See "The funds' investments, related risks and limitations--Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

U.S. GOVERNMENT PORTFOLIO

U.S. Government Portfolio's investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund may also invest in the securities of other investment companies that invest in these instruments. U.S. Government Portfolio's 80% policy, as described above, is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 331/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

TAX-FREE FUND

Tax Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in investments the income from which is exempt from federal income tax. The fund invests primarily in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax ("municipal securities"). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from its 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest--that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 331/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

CALIFORNIA MUNICIPAL MONEY FUND

California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. "California municipal securities" are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest--that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 331/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

NEW JERSEY MUNICIPAL MONEY FUND

New Jersey Municipal Money Fund's investment objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. "New Jersey municipal securities" are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. The fund also may purchase participation interests in New Jersey municipal securities. Participation interests are pro rata interests in securities held by others.

The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 331/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 15% of its net assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

NEW YORK MUNICIPAL MONEY FUND

New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. "New York municipal securities" are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from the 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest--that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 331/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations--Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

The funds' investments, related risks and limitations

The following supplements the information contained in the funds' Prospectus and above concerning each fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, no fund has established policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which each fund invests (such as US government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, a fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the AMT, California personal income tax, New Jersey personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither UBS Global AM nor a fund will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer's obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

US GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

ASSET-BACKED SECURITIES. The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The funds' investments, related risks and limitations--Credit and liquidity enhancements."

VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Money Market Portfolio and US Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the municipal money market funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The funds' investments, related risks and limitations--Credit and liquidity enhancements."

Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

AUCTION RATE AND REMARKETED PREFERRED STOCK. Each fund may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The funds' investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The funds' investments, related risks and limitations--Investments in other investment companies."

VARIABLE AMOUNT MASTER DEMAND NOTES. Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

INVESTING IN NON-US SECURITIES. Money Market Portfolio's investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund's investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.

CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven


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days, restricted securities and municipal lease obligations (including certificates of participation) other than those UBS Global AM has determined are liquid pursuant to guidelines established by each fund's board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

Each board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.

In making determinations as to the liquidity of municipal lease obligations, UBS Global AM will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, UBS Global AM does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS Global AM also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a


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particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each municipal money market fund may enter into repurchase agreements with respect to US government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The funds' investments, related risks and limitations--Segregated accounts."


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COUNTERPARTIES. A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the funds do business.

OPERATIONS RISK. Each fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund's incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. Each fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal money market fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money Fund). See also "The funds' investments, related risks and limitations--Segregated accounts."

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds and in certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. Each fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The funds' investments, related risks and limitations--Auction rate and remarketed preferred stock."

LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term


12

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liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in a fund's interest.

Pursuant to procedures adopted by the board of each fund governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board of each fund also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under each fund's securities lending program.

SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

CERTAIN POLICIES OF THE MUNICIPAL MONEY MARKET FUNDS

Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the "municipal money market funds."

NON-DIVERSIFIED STATUS OF SINGLE STATE MUNICIPAL MONEY MARKET FUNDS. California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund are "non-diversified funds," as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund's total assets with respect to at least 75% of its assets. Nonetheless, a single state municipal money market fund may be subject to greater risk than a money market fund that is more "diversified," because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or in its ability to maintain a constant net asset value per share.

TYPES OF MUNICIPAL SECURITIES. Each municipal money market fund may invest in a variety of municipal securities, as described below:

MUNICIPAL BONDS. Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and


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taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

MUNICIPAL LEASE OBLIGATIONS. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The municipal money market funds generally invest in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a municipal money market fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABS"). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a "Tax Preference Item." See "Taxes" below. Each municipal money market fund may invest more than 25% of its assets in IDBs and PABs.

PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry


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a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

A participation interest gives a municipal money market fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under "The funds' investments, related risks and limitations--credit and liquidity enhancements," to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution's ability to satisfy that commitment. UBS Global AM will monitor the pricing, quality and liquidity of the participation interests held by a municipal money market fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If a municipal money market fund holds a bond subject to a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS Global AM, it is in the fund's best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

TENDER OPTION BONDS. Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the "tender option"). The municipal money market funds may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

MORTGAGE SUBSIDY BONDS. The municipal money market funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and "moral obligation" bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these

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bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

STAND-BY COMMITMENTS. A municipal money market fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

A municipal money market fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS Global AM, present minimal credit risk. A fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

TEMPORARY AND DEFENSIVE INVESTMENTS. When UBS Global AM believes that there is an insufficient supply of the type of municipal securities in which a municipal money market fund primarily invests, or during other unusual market conditions, that fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when UBS Global AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal money market fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal money market fund holds cash, such cash would not earn income and would reduce the fund's yield.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on local government obligations in the event of default or financial difficulty.

ECONOMIC FACTORS

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of about 37 million represents about 12% of the total United States population and grew by 26% from 1950 to 2000, about double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's and is expected to grow by about 1 to 1.5% annually through the end of this decade. The bulk of population growth in the State is due to births and net migration into the state.


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Both the California economy and the national economy improved in 2005 and the first quarter of 2006. National economic output grew by 3.5 percent in 2005--a solid gain coming on top of an even better 4.2 percent increase in 2004. More recently, output increased at an annualized rate of 4.8 percent in the first quarter of 2006. This high rate of growth, however, represented a rebound from fourth quarter output that was depressed by the effects of last fall's hurricanes. A turnaround in consumer spending on motor vehicles and parts and a snapback in business investment in equipment and software were instrumental in the rebound. Nonfarm payroll employment grew by 1.5 percent in the nation in 2005, up from 1.1 percent in 2004. Nonfarm payroll employment in the first quarter of 2006 was 1.5 percent higher than a year earlier. The national unemployment rate was 4.7 percent in March 2006, down from 5.1 percent in March 2005.

California total personal income grew by 6.3 percent in 2005, down somewhat from
6.6 percent growth in 2004, but slightly better than the average gain in personal income from 1984 to 2004. Wage and salary income grew by 6.5 percent in 2005, stronger than the 6 percent gain in 2004. Statewide taxable sales were 6.4 percent higher in the first half of 2005 than in the first half of 2004; a year earlier; taxable sales were up by 9.1 percent. Made-in-California merchandise exports increased by 6.2 percent in 2005, after growing by 17 percent in 2004. These exports were up by 7.3 percent in the first quarter of 2006. Nonfarm payroll employment grew by 1.8 percent in 2005, after growing by 1 percent in 2004. Nonfarm payroll employment in the first quarter of 2006 was 1.9 percent higher than a year earlier. The state unemployment rate was 4.8 percent in March 2006, down from 5.5 percent in March 2005.

The number of residential units permitted in the state fell by 2.2 percent in 2005 and were 7.8 percent lower in the first quarter of 2006 than a year earlier. The valuation of nonresidential building permits rose, however, by 16 percent in 2005 and 36 percent in the first quarter of 2006.

Home sales fell by 2.9 percent in the state in 2005 and were 12 percent lower in the first quarter of 2006 than a year earlier. New home sales increased in 2005, but sales of existing houses and condominiums fell. The median price of new homes sold was $471,500 in December 2005. The median price of existing homes sold was $477,500.

The 2006-07 May Revision to the Governor's Budget projects national output growth will slow somewhat in 2006 and again in 2007. California personal income growth is expected to slow slightly in 2006 and more so in 2007. National housing starts and California housing permits are projected to fall in both years.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

LIMITATION ON PROPERTY TAXES. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the US Supreme Court in 1992.


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Article XIIIA prohibits local governments from raising revenues through AD
VALOREM taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an AD VALOREM tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service." All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property-related service or which are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property-related" for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.


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Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for up to four years. As of the 2006-07 May Revision, the Department of Finance projects the appropriations limit to be $78.3 billion in the fiscal year 2006-07.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2006, the State had outstanding approximately $48.4 billion of long-term general obligation bonds and $7.8 billion of lease-purchase debt supported by the State General Fund. The State has issued $7.3 billion of variable rate general obligation bonds, representing 15.1 percent of the State's total outstanding general obligation bonds as of May 1, 2006. The legislature approved four bond measures totalling $37.3 billion for infrastructure improvement that will appear on the November 2006 general election ballot in bonds.

RECENT FINANCIAL RESULTS

GENERAL FUND. The General Fund (the State's main operating fund) ended the fiscal year with assets of $17.7 billion, liabilities of $17.5 billion, and fund balance reserves of $1.6 billion, leaving the General Fund with an unreserved fund deficit of $1.4 billion. The largest change in asset accounts was in cash and pooled investments, which increased from $3.6 billion to $8.1 billion. The increase is primarily due to higher-than-expected cash receipts associated with the State's tax amnesty program, which concluded in early April 2005. No expenditures were budgeted to use this unexpected increase, so the cash remained available in pooled investments at June 30, 2005.


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The largest changes in liability account balances were an increase of 55.9% in due to other funds (from $3.4 billion to $5.3 billion) and an increase of 46.7% in tax overpayments (from $3.0 billion to $4.4 billion). The increase in the amount due to other funds was caused mainly by a $1.2 billion accrued transfer from the General Fund to the Local Revenue Fund (a nonmajor special revenue fund) to repay the vehicle license fee gap loan from local governments. This transfer is included in the 2005-06 General Fund budget. The increase in tax overpayments represents the estimated $1.5 billion of tax refunds that the State may make in future years to taxpayers who made payments through protective claims during the tax amnesty program. Taxpayers made these payments to avoid being charged high post-amnesty penalties in the event that their outstanding tax challenges are not ultimately upheld, or they receive future audit assessments related to past tax years. Should the taxpayers prevail in their disputes, the State will have to make refunds. If the State prevails, additional tax revenue will be reported.

The General Fund had $84.3 billion in revenues, $80.4 billion in expenditures, and a net 42.2 billion disbursement from other financing sources (uses) for the year ended June 30, 2005. The largest source of General Fund revenue was $82.4 billion in taxes, comprised primarily of personal income taxes ($42.4 billion) and sales and use taxes ($25.8 billion).

The taxes with the largest increase in revenues were personal income taxes, which increased by $4.7 billion (12.5%), and corporation income taxes, which increased by $2.8 billion (33.6%). These increases can be attributed to the higher-than-expected revenues from the previously mentioned tax amnesty program, reported net of the estimated refunds for overpayments, along with the growth in the economy. Sales and use taxes increased by $1.9 billion (8.1%), to $25.8 billion; this increase can be attributed to strong consumer spending.

General Fund expenditures increased by $6.7 billion, to $80.4 billion. The programs with the largest increases were education, which increased by $4.6 billion, to $40.9 billion; correctional programs, which increased by $1.4 billion, to $6.6 billion; and health and human services which increased by $1.3 billion, to $24.8 billion. Offsetting these increases was a decrease in the tax relief program of $2.0 billion, to only $949 million.

The increase in education expenditures and the decrease in the tax relief programs can be attributed in large part to the State's agreement with local governments that shifted property taxes from schools to other local governments in return for the elimination of vehicle license fee backfill payments from the General Fund. The General Fund replaced the redirected property taxes to K-12 schools and community colleges through additional payments and discontinued making vehicle license fee backfill payments to local governments. In addition, as the quarter-cent sales tax is diverted from local governments to repay the Economic Recovery Bonds, property taxes are shifted from schools to other local governments. The State's education expenditures increase correspondingly to compensate schools for the loss in property taxes. Correctional program expenditures were higher because in fiscal year 2003-04, the State used federal flexible assistance grants that were not available in fiscal year 2004-05 to offset state spending for the program. Health and human service expenditures increased primarily because Medi-Cal spending in fiscal year 2003-04 was reduced by a one-time increase in federal funds for the program and because medical and social services caseloads increased. The General Fund's ending fund balance (including reserves) for the year ended June 30, 2005, was $187 million, which is an increase of $1.7 billion over the previous year's ending fund deficit of $1.5 billion.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished


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as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

RECENT BUDGETS

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new ongoing program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The state ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

However, during fiscal year 2001-02, the state experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the state encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The state also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

FISCAL YEAR 2004-05 BUDGET. The 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. This was the first budget signed by Governor Schwarzenegger following his election to office after a recall of Governor Davis in November 2003. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflected the proposals contained in the May Revision of the 2004-05 Governor's Budget, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California's economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts


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($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2005-06 May Revision to the Governor's Budget, released on May 13, 2005, projected that the state would end fiscal year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from estimates made at the time of the 2004 Budget Act. Under the 2005 Budget Act, General Fund revenues and transfers for fiscal year 2004-05 were projected at $79.9 billion, an increase of $2.6 billion compared with 2004 Budget Act estimates. These revenue and transfer projections include the following significant adjustments since the 2004 Budget
Act:

- $3.779 billion increase in major tax revenues due to the improved economic forecast;

- $281 million loss in revenues due to delays in renegotiations of tribal gaming compacts;

- $577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds; and

- $3.457 billion gain to beginning balance for amnesty related payments, which is offset by a $1.364 billion loss in revenues related to refunds/accelerations related to amnesty revenues, as described below. See "Tax Amnesty Program" below.

Under the 2005 Budget Act, General Fund expenditures for fiscal year 2004-05 are projected at $81.7 billion, an increase of $1.0 billion compared with 2004 Budget Act estimates. These expenditure projections include the following significant increases (some of which is offset by reductions not reflected here) since the 2004 Budget Act:

-    $258 million in additional Proposition 98 expenditures;

- $450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues in this amount would be available for deposit into the General Fund;

- $150 million in additional expenditures due to the elimination of the assumption that California Performance Review reorganization savings would be realized in this amount;

- $352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction assumption is now shifted to fiscal year 2005-06, assuming the issuance of pension obligation bonds);

- $157 million in additional expenditures due to enrollment and population growth;

-    $101 million in additional expenditures for nursing facilities; and

-    $88 million in additional expenditures for increased trial courts costs.

As of the 2006-07 Governor's Budget, the 2004-05 fiscal year ended with a budgetary reserve of $9,112.3 million, an increase of $2,255.3 million from the estimate as of the 2005 Budget Act. Most of this increase is attributed to stronger receipts in Personal Income tax ($706 million), corporation Tax ($996 million), and Sales and Use Tax ($526 million), which were attributed to the 2004-05 fiscal year.


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TAX AMNESTY PROGRAM. Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty on the accounting for General Fund revenues has been distortive since payments for years before the current year are accounted for as a "prior year adjustment" for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as "prior year adjustments" to the current year. Moreover, much of the money that came in during the amnesty period was in the form of "protective payments," amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in fiscal year 2004-05, $1.1 billion in fiscal year 2005-06 and $0.9 billion in fiscal year 2006-07, to account for refunds and the recognition of income. The 2005 Budget Act estimates a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Governor's Budget. These amounts constitute one-time revenues that the 2005 Budget Act proposes to use for one-time purposes.

The discussion below of the fiscal year 2005-06 budget, the fiscal year 2006-07 budget is based on estimates and projections of revenues and expenditures for the 2005-06 and 2006-07 fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the state and the nation, and there can be no assurance that the estimates will be achieved.

FISCAL YEAR 2005-06 BUDGET. The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assumed continued but moderating growth in California's economy as reflected in several key indicators. The 2005 Budget Act contained General Fund appropriations of $90.9 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was to be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The 2005 Budget Act also included special fund expenditures of $23.3 billion and bond fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the state's short-term cash flow needs for fiscal year 2005-06.


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The 2005 Budget Act was substantially similar to the 2005-06 May Revision proposals. It contained the following major components:

1. Proposition 98--General Fund expenditures were proposed to increase by $2.582 billion, or 7.6 percent, to $36.6 billion. This reflected increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. The Budget Act fully funded enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 was projected to be $7,402, compared to $7,023 in the previous year. The Budget reflected savings of 43.8 billion in 2004-05, which would be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2. Higher Education--The 2005 Budget Act marked the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2005 Budget Act provided for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumed fee increases for undergraduate and graduate students, consistent with the Compact, which were approved by the UC and CSU governing boards.

3. Health and Human Services--The 2005 Budget Act increased General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. This increase consisted of higher Medi-Cal expenditures of 1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million, and Department of Social services expenditures of $55 million, among other things. The Budget reflected the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumed the January 2006 and January 2007 COLAs for SSI/SSP recipients would be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also included federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

4. Retirement and Employee Compensation--The 2005 Budget Act provided for full funding of the state's statutory obligations to the State Teachers' Retirement System (STRS). The 2005-06 May Revision had proposed to eliminate the state's statutory contribution to the STRS Defined Benefit Program, estimated at $499.7 million for 2005-06. The Budget also reflected an augmentation of $355 million for salary increases and dental and vision premium increases for certain bargaining units.

5. Vehicle License Fee Gap Loan Repayment--The 2005 Budget Act fully repaid the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The 2005-06 May Revision proposed a $593 million repayment. The state was not required to repay the gap loan until August of 2006. This payment was made in July 2005.

6. Transportation Funding--The Proposition 42 transfer was fully funded at an estimated $1.3 billion. The 2005 Budget Act included a proposal, originally contained in the 2004-05 budget, to provide about 41 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tributes. The sale, and a related bond issue, is waiting for resolution of litigation concerning these compacts. In total, these two funding sources would provide additional resources for the following programs: $808 million for the Traffic Congestion Relief Fund, $719 million for the State


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Transportation Improvement Program, and $402 million for transit. In addition,
$384 million from Proposition 42 and Indian gaming would go towards the $1.52 billion in funding for local streets and roads.

7. Financial Instruments--The 2005 Budget Act reflected the state's issuance of pension obligation bonds to fund approximately $525 million of the state's 2005-06 retirement obligation to the California Public Employees' Retirement System. The General Fund would be responsible for all future bond redemption costs. The state would make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27. An adverse court ruling and the time required for an appeal makes it unlikely these bonds can be issued as planned. The Budget further reflected the results of the refinancing of a portion of the Golden State Tobacco Securitization Bonds. In exchange for its continued backing of these bonds, the General Fund received $525 million in August 2005.

The original 2005-06 Governor's Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit, but subsequent developments led to the removal of this proposal from the budget. The state has settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the state to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.

8. Taxes--The Budget Act contained no new taxes.

The 2006-07 May Revision revised various revenue and expenditure estimates for 2005-06. The 2006-07 May Revision projects that the state will end fiscal year 2005-06 with a budgetary reserve of $8.8 billion, up $7.5 billion from estimates made at the time of the 2005 Budget Act. In addition to the 2005-06 changes in revenues and expenditures outlined below, this change in budgetary reserve is a result of $2.3 billion higher revenues in 2004-05. Under the 2006-07 May Revision, General Fund revenues and transfers for 2005-06 are projected at $92.4 billion, an increase of $7.9 billion compared with 2005 Budget Act estimates. This includes the following significant adjustments since the 2005 Budget Act:

- $7.897 billion increase in major tax revenues due to the improved economic forecast;

- $245 million increase due to higher State Lands Royalties and Unclaimed Property revenues;

- $252 million loss in revenues due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance.

Under the 2006-07 May Revision, General Fund expenditures for fiscal year 2005-06 are projected at $92.6 billion, an increase of $2.6 billion compared with 2005 Budget Act estimates. This includes the following significant changes since the 2005 Budget Act:

-    $1.738 billion increase in Proposition 98 expenditures;

-    $500 million for levee evaluation and flood control system improvements;

- $273 million loss of expenditure savings due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance;


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-    $137 million in additional expenditures for employee compensation;

-    $153 million decrease in the Medi-Cal program.

On February 24, 2006, the Governor proclaimed a State of Emergency based on a finding that conditions of extreme peril to the safety of persons and property exist within the Sacramento-San Joaquin Flood Control System. On March 6, 2006, under Executive Order S-01-06, the Governor directed the Department of Water Resources (DWR) to develop a plan to complete the repair of 24 critical erosion sites within the system during the current calendar year. DWR reviewed these sites, as well as five additional sites it has determined need immediate attention. Plans have been prepared, and DWR is proceeding to have all 29 sites repaired by December 2006. As part of these efforts, the Administration has obtained federal agreement to expedite federal permit approvals for the work. Additionally, the federal government has agreed to give the state credit for the federal share of costs that it is covering in order to expedite this work. The credit will come in the form of a reduced state cost share for future flood control projects. Total cost for repairing the 29 critical sites is estimated to be $150 million. Funding will come from a $500 million appropriation for flood protection contained in a recently enacted bill, AB 142 (Chapter 34, Statutes of 2006).

The 2006-07 May Revision, released on May 12, 2006, estimates that the gross operating deficit for 2006-07 will be $7.1 billion. However, the Budget is balanced by using a large part of the 2005-06 ending fund balance. After taking into consideration the adjustments of $3.0 billion for the repayment or prepayment of prior obligations, including $1.472 million to prepay the Economic Recovery Bonds, and other major one-time costs of $1.6 billion, the effective operating deficit for 2006-07 is $2.5 billion.

The 2006-07 May Revision projects to end fiscal year 2006-07 with a $2.2 billion total reserve, including $472 million in the newly created Budget Stabilization Account pursuant to Proposition 58 (2004). General Fund revenues and transfers for fiscal year 2006-07 are projected at $93.9 billion, an increase of $1.4 billion compared with revised estimates for fiscal year 2005-06. The 2006-07 May Revision, among other assumptions, reflects an increase in 2006-07 major revenues of $2.7 billion, or 2.9 percent, due to continued economic growth and the suspension of the tax credit for teachers for the 2006 tax year, which resulted in a revenue gain of $255 million in 2006-07.

General Fund expenditures for fiscal year 2006-07 are projected at $101.0 billion, an increase of $8.4 billion, or 9.1%, compared with revised estimates for 2005-06. This reflects 2006-07 expenditures of $56.2 billion for mandated programs or costs, $41.2 billion for Propositions 98, $2.7 billion for prepayments and repayments, and $0.8 billion for policy choices.

The 2006-07 Governor's Budget (as updated by the May Revision) has the following major General Fund components:

1. Repayments and prepayments of prior obligations--The 2006-07 May Revision proposes $3.199 billion of repayments and/or prepayments of prior obligations as follows: (1) $1 billion to prepay Economic Recovery Bonds above the amount required by Proposition 58; (2) $920 million for advance payment of a portion of the 2004-05 Proposition 42 loan due in 2007-08; (3) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (4) $170 million to repay/prepay non-Proposition 98 mandates; (5) $347 million to repay/prepay loans from special funds; (6) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operating deficit); (7) $100 million to prepay flood control subventions; and (8) $40 million to prepay General Obligation Bonds debt.


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2. Reduction of the operating deficit--The 2006-07 May Revision projects that the 2006-07 gross operating deficit will be $7.1 billion. After adjusting for repayments or prepayments of prior obligations of $3 billion, as described above, and one-time investments of $1.6 billion, the effective operating deficit is estimated at $2.5 billion. At the time the current Administration took office in November 2003, the operating deficit for 2006-07 was projected to be $16.6 billion. After nearly two years of corrective actions, when the 2005 Budget Act was enacted in July 2005, the projection for the 2006-07 operating deficit was revised to $7.5 billion.

3. Proposition 98--Proposition 98 General Fund expenditures are proposed at $41.2 billion, which is an increase of $2.9 billion, or 7.6 percent, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $55.1 billion, which is an increase of $3.1 billion, or 5.9 percent. The May Revision continues to propose to spend at the level the Proposition 98 guarantee would be in 2006-07 assuming that the 2004-05 suspension had only been $2 billion. It also continues to include $426 million above this level to implement Proposition 49.

4. K-12 Education--The 2006-07 May Revision proposes $67.1 billion in spending from all funds on K-12 education, an increase of $3 billion from the revised 2005-06 estimate. General Fund expenditures are proposed at $40.5 billion (includes funds provided for prior year settle-up obligations), an increase of $2.8 billion, or 7.3 percent. Total per-pupil expenditures from all fund sources are projected to be $11,268, an increase of $519, or 4.8 percent.

5. Higher Education--The 2006-07 May Revision proposes General Fund expenditures at $11.3 billion, an increase of $883 million, or 8.5 percent. The 2006-07 May Revision marks the second year of funding for the Higher Education Compact. The Compact was signed in Spring 2004 with both UC and CSU to provide funding stability and preserve educational quality over the following six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2006-07 Governor's Budget proposes additional funding of $75 million for UC and $54.4 million for CSU so that student fees in 2006-07 will remain at current 2005-06 levels.

6. Health and Human Services--The 2006-07 May Revision proposes $29.1 billion General Fund to be spent on Health and Human Services programs, which is an increase of $2.3 billion, or 8.5 percent, from the revised 2005-06 estimate. This increase is primarily due to caseload, population, and other workload increases as well as a one-time investment of $400 million on health care surge capacity needs.

7. Transportation Funding--The 2006-07 Governor's Budget includes $1.4 billion to fully fund Proposition 42 in 2006-07 and $920 million for advance payment of apportion of the 2004-05 Proposition 42 loan due in 2007-08 (including interest). Approximately $364 million, plus interest remains to be paid in 2007-08. The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Account, and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and the 2006-07 May Revision proposes instead to repay $151 million of these loans to the State Highway Account in 2005-06 using cash already received from tribal gaming compacts. Bond proceeds in the amount of $849 million are now budgeted in 2006-07, which would provide $314 million to the State Highway Account, and would provide the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account, and cities and counties as was originally proposed.


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8. Budget Stabilization Account--The 2006-07 Governor's Budget fully funds the transfer of an estimated $943 million to the Budget Stabilization Account (BSA), pursuant to Proposition 58. Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.

The 2006-07 May Revision reflects the following major items and changes since the Governor's Budget for fiscal year 2006-07:

- Increased revenues of $2.7 billion primarily due to forecast for increased personal income and corporation taxes.

-    $1.0 billion to prepay Economic Recovery Bonds.

-    $800 million in increased Proposition 98 spending.

- $400 million in one-time spending for health care surge capacity needs to ensure California is ready for public health emergencies.

- $220 million increased spending in the Department of Corrections and Rehabilitation, including $182 million to pay the increased costs of medical contracts and medical guarding.

- $198 million (including interest) in prepayments of special fund loans that were not scheduled for repayment until 2007-08.

-    $142 million in increased funding for various public safety programs.

-    $100 million for flood control subvention prepayments.

-    An additional $87 million to prepay non-Proposition 98 mandate debt.

CASH FLOW REQUIREMENTS

As part of its cash management program, the state has regularly issued short-term obligations to meet cash flow needs. The state has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the state has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the state on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state,
(iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with state warrants that can be cashed immediately.


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BOND RATING

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds. As noted above, in July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB." In December 2003, the State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baal" by Moody's.

As noted above, in May 2004, Moody's upgraded the State's general obligation bond rating to "A3" with a positive outlook. In August 2004, Standard & Poor's raised California's general obligation bond rating to A and removed the rating from credit watch. In September 2004, Fitch upgraded California's general obligation bond rating to A, citing the state's financial improvement due to the issuance of economic recovery bonds, improving economic indicators and revenues matching estimates.

In May 2006, Moody's and Standard & Poor's both upgraded the State's general obligation bond rating to A1 and A+, respectively. In June 2006, Fitch upgraded the State's general obligation bond rating to A+.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS--There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.


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In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). The State's trial court system will receive approximately $1.8 billion and $1.7 billion in state resources in 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97, and was facing a new health care funding crisis in 2002-03. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

ASSESSMENT BONDS. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the


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certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998, which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (E.G., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which a fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in a fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.


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SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

The following represents special considerations regarding investment in New Jersey State-Specific Obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

The New Jersey economy remains strong and the outlook for 2006 is for continued growth in employment and income. In many ways, New Jersey has an enviable economic profile--a large and balanced employment base with a record number of people working, income and wealth levels that are among the highest in the country, a well-educated and productive workforce, and over-representation in employment in key high-paying service sectors.

However, there is worrisome evidence that the state's economic advantages are eroding. In 2005 the state's employment growth rate lagged well behind that of the nation and the composition of the state's job growth was concentrated in relatively lower-than-average pay sectors. In addition, a longer-term erosion of the state's science and technology employment base also raises questions about the future direction of the economy and emphasizes the need for an aggressive economic development policy. At the same time, the state's persistent structural fiscal deficit must be addressed, but it must be done in a way that does not damage the economy.

In 2005, the state added 37,200 jobs for a 0.9% increase (December 2004 to December 2005). The state's employment rate of growth was significantly below the 1.5% job increase of the nation, despite two major hurricanes that caused significant employment losses in the Gulf Coast region. In 2004, New Jersey added 46,300 jobs. Thus, employment growth in 2005 was down by 9,100 jobs from a year earlier. However, nearly one-third of the 2004 job gain was in the public sector. Private sector employment in New Jersey in 2005 grew by 35,400 jobs, and exceeded the 31,300 private sector job gain of 2004.

Personal income growth in New Jersey was solid with a 5.3% gain between the third quarter of 2004 and the third quarter of 2005. For the first three quarters of 2005, personal income rose by 5.8% over the same period in 2004. Housing activity in 2005 continued to be very strong and new residential permits approached 39,000, the highest annual total of the decade. Home prices also continued to rise rapidly with the median price of an existing single family home in New Jersey increasing by 13.6% between the third quarter of 2004 and the third quarter of 2005. However, the long-awaited, and frequently forecasted, cooling of the housing sector is finally underway. By the end of 2005, a significant increase in unsold housing inventory, a slowdown in price appreciation, and a marked decline in housing sales in New Jersey all pointed convincingly to a slowing housing sector in 2006.

NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM--CURRENT OPERATING EXPENSES

THE GENERAL FUND. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance for the fiscal year ended June 30, 2005 was $461.7 million.

The primary government's assets total $30.8 billion, an increase of $2.3 billion from the prior fiscal year. This increase was the result of a $1.5 billion increase in investments as well as an $823.4 million


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increase in the state's capital assets. As of June 30, 2005, liabilities exceeded assets by $6.2 billion. The State's unrestricted net assets, which represent net assets that have no statutory commitments and are available for discretionary use, totaled a negative $19.0 billion. The negative balance is primarily a result of financing unfunded actuarial liabilities in the State's pension fund systems and uninsured motorist funds, financing local elementary and high school construction, and securitizing tobacco master settlement agreement receipts.

During fiscal year 2005, State revenues, including transfers, totaled $45.1 billion, an increase of $4.9 billion from the prior fiscal year. General taxes totaled $23.3 billion and accounted for 51.6 percent of total State revenues for fiscal year 2005. This amount reflects a $2.4 billion increase from the prior fiscal year. The state's Gross Income Tax totaled $9.5 billion, the Sales and Use Tax totaled $6.5 billion and the Corporation Business Tax totaled $2.4 billion. The State's three major taxes comprised 78.8 percent of the total general taxes that were collected during fiscal year 2005.

Total revenues for fiscal year 2007 are expected to be $30.7 billion, $2.5 billion above the revised fiscal 2006 anticipation, and include new revenue solutions of $1.8 billion. Base revenues are expected to grow moderately in fiscal 2007. Most economic indicators for the nation and New Jersey are projected to be at least as strong in 2006 as they were in 2005 and somewhat softer in 2007. Absent any of the revenue actions that have been proposed by the governor, base revenue for fiscal 2007 would have been only $29 billion which is $800 million more than the total revenue in the current budget.

TAX AND REVENUE ANTICIPATION NOTES. In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. It is anticipated that New Jersey will continue this program for fiscal year 2007. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

NEW JERSEY CAPITAL PROJECT FINANCINGS

GENERAL OBLIGATION BONDS. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2005 was $3.2 billion. The appropriation for the debt service obligation with another $742.4 million of bonding authorizations remaining from various State General Obligation Bond Acts.

PAY-AS-YOU-GO. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2007, the amount appropriated for this purpose is $1,274.9 million.

OTHER LONG TERM DEBT OBLIGATIONS OF NEW JERSEY

BONDS GUARANTEED BY NEW JERSEY. The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $635.2 were outstanding as of June 30, 2005. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.


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"MORAL OBLIGATION" BONDS. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.

NEW JERSEY HOUSING AND MORTGAGE FINANCE AGENCY. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

SOUTH JERSEY PORT CORPORATION. New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. On December 1, 2004, the SJPC certified that it would be unable to provide sufficient funds from operations for debt service and therefore required a State appropriation of $7.0 million for the fiscal year 2005.

NEW JERSEY HIGHER EDUCATION STUDENT ASSISTANCE AUTHORITY. The New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.

There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2004, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled approximately $1.2 billion, and fiscal year 2005 debt service subject to "moral obligation" is $67 million.

OBLIGATIONS SUPPORTED BY NEW JERSEY REVENUE SUBJECT TO ANNUAL APPROPRIATION. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey's obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below ("swap agreements") entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counterparty and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer's related obligation, the issuer must pay such deficiency. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.


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NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY. The New Jersey Economic Development
Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the Community Mental Health Loan Program, pursuant to which revenue bonds are issued on behalf of non-profit community mental health service providers and debt service is paid by New Jersey pursuant to Agreements between the New Jersey Department of Human Services and the service providers; (v) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (vi) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Moter Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vii) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA); (viii) the NJEDA is authorized to issue bonds to fund business employment incentive grants that the NJEDA is contractually obligated to pay annually pursuant to the Business Employment Incentive Program Act; (ix) the Motor Vehicle Surcharges Securitization Act authorized the issuance of bonds, the proceeds of which will be held by the NJEDA and deposited into the General Fund or the Motor Vehicle Surcharges Fund at the request of the New Jersey Treasurer; (x) pursuant to the Cigarette Tax Securitization Act, the NJEDA may issue bonds secured by $0.0325 per cigarette of the cigarette tax (debt service will be paid pursuant to a contract between the NJEDA and the New Jersey Treasurer), with the proceeds to be deposited into the General Fund or the Cigarette Tax Securitization Fund; and
(xi) the Municipal Rehabilitation and Economic Recovery Act authorized bonds issued for the purpose of providing loans and grants to sustain economic activity in qualified municipalities.

SWAP AGREEMENTS. The NJEDA has entered into a number of swap agreements with certain bond issuers. In connection with the $375,000,000 State Pension Variable Rate Refunding Bonds, Series 2003, the NJEDA has entered into swap agreements for the purpose of converting the NJEDA's variable rate exposure to a fixed rate. The outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. In connection with School Facilities Construction Bonds, the NJEDA has entered into six separate tranches of swap agreements in an aggregate notional amount of $3 billion. These forward-starting swap agreements effectively hedge against rising interest rates a portion of the NJEDA's future borrowings expense associated with bonds anticipated to be issued under the Educational Facilities Construction and Financing Act, enacted July 18, 2000, P.L. 2000, c.72. On May 23, 2005, the New Jersey Economic Development Authority terminated the swap agreement, and converted the $375.0 million State Pension Funding Variable Rate Refunding Bonds, Series 2003 to a fixed rate mode.

The State of New Jersey has entered into 12 swap agreements in association with $2.9 billion of future bond transactions involving the New Jersey Economic Development Authority's Business Employment Incentive Program and School Construction Program. The purpose of the swap agreements is to take advantage of today's historically low fixed interest rate environment and "lock in" these current rates for


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bonds that are to be issued in the future. The swap agreements have allowed the
State the opportunity to limit its interest rate exposure.

NEW JERSEY EDUCATIONAL FACILITIES AUTHORITY. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

NEW JERSEY BUILDING AUTHORITY. The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

NEW JERSEY SPORTS AND EXPOSITION AUTHORITY. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

GARDEN STATE PRESERVATION TRUST. In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

NEW JERSEY CERTIFICATES OF PARTICIPATION. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.


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NEW JERSEY SUPPORTED SCHOOL AND COUNTY COLLEGE BONDS. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

CONDUIT INDEBTEDNESS OF NEW JERSEY AUTHORITIES AND INSTRUMENTALITIES. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority;
(ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

COUNTIES AND MUNICIPALITIES

REGULATION OF COUNTY AND MUNICIPAL FINANCE. New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.

The Local Budget Law (N.J.S.A. 40A:4-1 ET SEQ.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 40A:4-45.1 ET SEQ.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent,


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the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds;
(iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

REGULATION OF THE ISSUANCE OF BONDS BY COUNTIES AND MUNICIPALITIES. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

SCHOOL DISTRICTS

REGULATION OF SCHOOL DISTRICT FINANCE. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.

New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.


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REGULATION OF THE ISSUANCE OF BONDS BY SCHOOL DISTRICTS. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Counties and Municipalities--Regulation of the Issuance of Bonds by Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

SCHOOL DISTRICT LEASE PURCHASE FINANCINGS. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

NEW JERSEY SCHOOL BOND RESERVE ACT. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of


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monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

LOCAL FINANCING AUTHORITIES

REGULATION OF LOCAL FINANCING AUTHORITIES. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

REGULATION OF THE ISSUANCE OF BONDS BY LOCAL FINANCING AUTHORITIES. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

POLLUTION CONTROL BONDS. In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The


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facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

QUALIFIED BONDS. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2004, the aggregate amount of school district and municipal qualified bonds outstanding is $251,901,700 and $1,104,790,953, respectively.

LITIGATION OF THE STATE OF NEW JERSEY

GENERAL. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

An independent study estimated an aggregate potential exposure of $88,860,618 for tort and medical malpractice claims pending as of December 31, 2003. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.


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Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

New York State (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The September 11th terrorist attack had a more devastating impact on the New York economy than on the economy of any other state, and New York City is still recovering from the severity of the blow. The most recent data suggests that although the State emerged from the recession and the economy began to expand in 2003, the State's economic momentum may have peaked in 2005, with growth expected to slow going forward. Private sector employment growth is projected to slow to 0.9 percent in 2006.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and a new round of global instability appear to be having a more negative impact on equity markets than on the economy as a whole. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. In contrast, a stronger national economy than expected could result in a stronger equity market growth and, in turn, greater demand for financial market services, fueling even stronger income growth in that sector than expected.

During the final quarter of 2003-04, the State announced that it had reached tentative collective bargaining agreements with several of the State's employee unions. On April 27, 2004, the State's largest union, the Civil Service Employee Association ("CSEA"), ratified the first of these agreements. The State's Division of the Budget ("DOB") projects that, if all of the State's employee unions approved comparable agreements, it would result in General Fund cuts of roughly $350 million in 2004-05 growing to $1.4 billion by the end of the contract period in 2006-07. The current Financial Plan has no dedicated reserves for the costs of new labor agreements, but additional 2004-05 revenues of between $250 million and $500 million above Executive Budget projections identified in the consensus revenue agreement reached by the Legislature and the Governor in March 2004 could help to cover these costs.

In LOCAL GOVERNMENT ASSISTANCE CORPORATION, ET AL. V. SALES TAX ASSET RECEIVABLE CORPORATION AND THE CITY OF NEW YORK (Supreme Court, Albany County), the petitions challenge, INTER ALIA, the constitutionality of Public Authorities Law
Section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (The MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitions have appealed from the decision


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and order of the Appellate Division, Third Department. By decision and order dated August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, INTER ALIA, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

By memorandum and order entered March 4, 2004, the Appellate Division, Third Department, held that, to the extent that Public Authorities Law Section 3240 exempted payments made pursuant to Public Authorities Law 3238-a from the necessity of annual legislative appropriations, it violated the provisions of
Article VII, Section 11 of the New York State Constitution. The Appellate Division then severed the offending portion of Section 3240 and upheld the constitutionally of the remainder of the MAC Refinancing Act. Both parties have appealed from the March 4, 2004 memorandum and order to the Court of Appeals.

GAAP-BASIS FINANCIAL PLAN

DOB prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles ("GAAP"). The GAAP results for 2005-06 and the projections for 2006-07 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2004-05 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, "Basic Financial Statements--Management's Discussion and Analysis (MD&A)--for State and Local Governments" ("GASB 34"). Changes mandated by GASB 34 have significantly changed the presentation of GAAP-basis financial results for the State from that of previous fiscal years.

Based on the new GASB 34 presentation, the General Fund is anticipated to end the 2006-07 fiscal year with an operating deficit of $1.5 billion and a projected accumulated surplus of $881 million on a GAAP basis. The changes are primarily attributable to the impact on enacted tax reductions of revenue accruals and a partial use of the 2005-06 surplus in 2006-07. As a result, the General Fund accumulated surplus of $881 million is an improvement of approximately $300 million from the 2004-05 results.

GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS

The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

FISCAL YEAR 2004-05--GAAP-BASIS RESULTS

The State Comptroller released the State's general purpose financial statements for fiscal year 2004-05 prepared on a GAAP basis on August 10, 2005. The financial statements for fiscal year 2004-05 are the third financial statements of the State that reflect the implementation of GASB 34.


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NET ASSETS. The State reported net assets of $43.8 billion, which reflects the
State's investment in its capital assets. The $43.8 billion was comprised of $61.4 billion in capital assets reported net of related debt, $5 billion in restricted net assets offset by an unrestricted net assets deficit of $22.6 billion. Net assets reported for governmental activities decreased by $3.3 billion from a year ago, decreasing from $42.4 billion to $39.1 billion.

The net assets of the State's governmental activities increased by $2.1 billion from the prior year ($41.2 billion compared to $39.1 billion in the prior year). Unrestricted net assets--the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements--was a deficit of $23.4 billion at March 31, 2005.

The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($4.5 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($4.4 billion), local highway and bridge projects ($2.9 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($7.0 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

Net assets for the State's business-type activities increased by 26.7%, $2.6 billion in 2005 compared to $2.1 billion in 2004. The increase in net assets for business-type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefits payments for the Unemployment Insurance Fund ($224 million) SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($279 million to $129 million) and offset by Lottery loses of $75 million. As of June 30, 2004, $7.9 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

GOVERNMENTAL ACTIVITIES. The State's total revenues for governmental activities of $98.6 billion exceeded its total expenses of $95.3 billion by $3.3 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $54.3 billion including education aid transfers from the State Lottery of $2.1 billion, grants and contributions of $37.4 billion and by those who directly benefited from the programs of $6.9 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $44.3 billion in 2005. The State paid for the remaining "public benefit" portion of governmental activities with $49.5 billion in taxes and $4.8 billion in other revenues including investment earnings.

BUSINESS-TYPE ACTIVITIES. The cost of all business-type activities this year was $15.0 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $548 million because some activity costs were paid by those directly benefiting from the programs ($9.4 billion), grants and contributions ($5.0 billion) and other miscellaneous revenue ($534 million).

STATE FUNDS. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $8.3 billion. Included in this year's total change in fund balance is an operating surplus of $827 million in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.1 billion in personal income tax revenue, a $819 million increase in consumption and use tax revenue, a $1.0 billion increase in business and other taxes and a $150 million increase in miscellaneous revenues, offset by a $643 million decline in Federal grants. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth and increased spending by business. The increase in General Fund revenues was offset by a $1.7 billion increase in expenditures. Local assistance expenditures increased by $735 million due primarily to increased spending for medical


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assistance and income maintenance programs. State operations increased $983 million due primarily to negotiated salary increases, increased health insurance costs and increased employer pension costs.

The State ended the 2004-05 fiscal year with a General Fund accumulated balance of $546 million. The increase of the fund balance is due primarily to an increase in tax revenues as a result of an increase in the personal income tax rate and improving state economy.

CAPITAL ASSETS. As of 2005, the State has $84.2 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.3 billion over last year.

The State owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,475 lane miles of highway and 7,807 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.2 billion in 2005.

The State's fiscal year 2006 capital budget calls for it to spend another $6.2 billion for capital projects, of which $3.3 billion is for transportation projects. To pay for these capital projects the State plans to use $249 million in general obligation bond proceeds, $3.0 billion in other financing arrangements with public authorities, $1.6 billion in Federal funds, and $1.4 billion in funds on hand or received during the year.

DEBT ADMINISTRATION. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing at March 31, 2005 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities--thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio--which includes debt reported in both governmental and business-type activities combined--to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2005, the State had $2.1 billion in State-supported variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode at a new fixed rate to be established at future mandatory tender dates, or convert to a variable rate. At March 31, 2005, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 5.1% of the State-supported bonded debt portfolio. Total Swap agreements of $6.0 billion equaled 14.7% of the total portfolio of bonded State-supported debt.

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At March 31, 2005, the State had $47.5 billion in bonds, notes, and other financing agreements outstanding compared with $46.7 billion last year, an increase of $607 million. During fiscal year 2004-05, the State issued $4.6 billion in bonds, of which $2.0 billion were for refunding and $2.6 billion were for new borrowing.

FISCAL YEAR 2005-06. DOB reported a 2005-06 General fund surplus of $2.0 billion. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

The General Fund ended the 2005-06 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the TSRF (the State's "rainy day fund") (after a $72 million deposit at the close of 2005-06), the contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2 billion in a spending stabilization reserve.

In 2005-06, the General Fund GAAP Financial Plan shows total revenues of $40.9 billion, total expenditures of $48.8 billion, and net other financing sources of $9.8 billion, resulting in an operating surplus of $1.9 billion, increasing the 2004-05 accumulated surplus of $546 million to a projected accumulated surplus of $2.4 billion. The operating results primarily reflect the moneys set aside in a spending stabilization reserve.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-06, an increase of $3.3 billion from 2004-05 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, school aid, and fringe benefits.

2006-07 ENACTED BUDGET FINANCIAL PLAN.

The 2006-07 Enacted Budget represents final legislative action on the 2006-07 Executive Budget with amendments enacted on April 26, 2006.

GENERAL FUND. In 2006-07, the General Fund is projected to end the fiscal year with a $3.3 billion fund balance, consisting of $944 million in the State's Rainy Day Reserve Fund, $1.2 billion in the Spending Stabilization Reserve Fund, $276 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund.

The State projects General Fund receipts, including transfers from other funds, to total $50.9 billion in 2006-07, an increase of $3.7 billion (7.7%) from the current year. Projected growth in tax receipts and miscellaneous receipts and the economic recovery, are primarily responsible for the growth.

PERSONAL INCOME TAX. General Fund PIT receipts are projected to total $23.1 billion, an increase of 11.8% from 2005-06. USER TAXES AND FEES. User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license


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and registration fees. Receipts for user taxes and fees for 2006-07 are projected to total $8.3 billion, a decrease of 3.7 percent from reported 2005-06 collections.

BUSINESS TAXES. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2006-07 are projected to total $5.3 billion, an increase of 4.3 percent from 2005-06 collections.

OTHER TAXES. Other tax receipts are now projected to total $896 million, which is $15 million above last year's amount. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

MISCELLANEOUS RECEIPTS. Miscellaneous receipts are expected to reach nearly $2.8 billion, an increase of $817 million from the 2005-06 results.

TRANSFERS FROM OTHER FUNDS. Transfers from other funds are expected to total $10.3 billion, an increase of $450 million from 2005-06. This annual increase comprises primarily higher transfers from the RBTF ($635 million), and all other funds ($107 million) offset by lower transfers from the Local Government Assistance Corporation Fund ($8.7 million) and Clean Water/Clean Air (CW/CA) Fund ($182 million).

DISBURSEMENTS. The State projects General Fund disbursements, including transfers to other funds, of $50.8 billion in 2006-07, an increase of 9.4 percent from the current year. Increases in Grants to Local Governments ($2.9 billion), State Operations ($1.3 billion), and General State Charges ($438 million) are offset by a decrease in transfers to other funds ($299 million) account for the change. The major reasons for the disbursement changes are summarized below.

GRANTS TO LOCAL GOVERNMENTS. Grants to local governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected at $34.2 billion in 2006-07, an increase of $2.9 billion (9.3%) from the current year. Growth in school aid ($1.0 billion), Medicaid ($503 million) and higher education ($482 million) are primarily responsible for the increase.

STATE OPERATIONS. State operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $9.5 billion in 2006-07, an increase of $1.3 billion (15.9%) from the prior year. Personal service costs (e.g., State employee payroll) comprise 73% of State Operations spending. The remaining 27% represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

GENERAL STATE CHARGES. General state charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

General Fund spending for General State Charges is projected to be $4.4 billion in 2006-07, an increase of $438 million (11.0%) over the prior year. The annual increase is due mostly to rising costs of employee health benefits and pension contributions.

TRANSFERS TO OTHER FUNDS. Transfers to other funds are projected to total $2.8 billion in 2006-07 and include General Fund transfers to support debt service ($1.7 billion), capital projects ($219 million), and other funds ($797 million).


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AUTHORITIES AND LOCALITIES

METROPOLITAN TRANSPORTATION AUTHORITY (MTA). On July 26, 2006, the MTA released its preliminary 2007 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2007-2010 (the 2007-2010 Financial Plan). The 2007-2010 Financial Plan expected that all such entities would end 2006 with a $711 million cash balance, but projects budget gaps of $905 million in 2008, $1.37 billion in 2009 and $1.48 billion in 2010.

In December 2005, the MTA adopted a 2006 final budget estimate that showed a 2005 cash balance of $462 million. The MTA decided to set aside $100 million for the 2006 budget and $50 million for a potential customer fare program.

Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA.

NEW YORK CITY. As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center. The City has relied on the Transitional Finance Authority ("TFA") (created in
1997) and TSASC, Inc. (a local development corporation created in 1999 to issue debt backed by tobacco settlement revenues) to finance its capital program.

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

The City released its Financial Plan for the 2006-07 fiscal years on January 31, 2006. The 2006 Plan assumes that economic growth will slow slightly over the next few years. Nonetheless, the economy is still expected to expand at a modest pace--a recession is not anticipated--with the slowest growth in calendar year 2007, followed by a gradual strengthening. Jobs and incomes are forecast to continue rising throughout the financial plan period, while national corporate profitability is forecast to decline only in 2007. While the economic outlook is generally favorable, a number of factors still pose serious risks to the City's economic forecast. The greatest risk is a more significant slowdown in consumer spending, which accounts for two thirds of economic activity. The Federal Reserve has been slowly pushing up interest rates, and while mortgage rates have risen only slightly and still remain relatively low by historical standards, consumers' ability to refinance their home mortgages and tap into rising equity is waning.


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Moreover, further equity gains are being limited as the residential real estate market has begun to soften. Consumer spending is also being squeezed by higher interest rates for other loans and by increased energy prices. Under these pressures, the savings rate has turned negative.

The City projects a surplus of $3.3 billion for fiscal year 2006, which rivals last year's record surplus of $3.5 billion. This year's surplus would have been significantly higher--reaching $4.5 billion--if not for discretionary actions proposed by the Mayor that will reduce the size of the surplus.

The Plan projected budget gaps of about $4.5 billion for each of fiscal years 2007 and 2008, but developments since then have allowed the City to balance the fiscal year 2007 budget and reduce the fiscal year 2008 budget gap to $3.5 billion.

The fiscal year 2006 surplus largely results from higher-than-expected collections from personal income ($992 million) and real estate transaction taxes ($972 million); changes in pension methodologies and assumptions that slowed the growth in pension contributions ($925 million); and actions taken by New York State to limit the growth in the local share of Medicaid ($561 million).

Revenue collections continue to exceed all reasonable expectations and are now projected to exceed the estimates in the July Plan by $3.2 billion in fiscal year 2006, $2.6 billion in fiscal year 2007, and by about $1.8 billion in each of fiscal years 2008 and 2009.

Personal income tax collections are now forecast to be higher by about $1 billion annually, reflecting a higher base in fiscal year 2006 due to strong wage growth (notably from Wall Street) and strong capital gains realizations.

Real estate transaction taxes are forecast to exceed expectations by $972 million in the current year, boosted by commercial transactions, and by about $350 million annually through fiscal year 2010.

Business taxes are expected to be higher by $503 million in fiscal year 2006, with about $375 million expected to recur annually through fiscal year 2009.

The Plan assumes that the State and federal governments will provide an additional $350 million in aid during fiscal year 2007 and $250 million annually thereafter. These estimates may prove optimistic, however, in light of proposed federal and State budgets.

City-funded expenditures are projected to be $1.3 billion less than projected in July 2005, largely because of lower-than-planned pension contributions associated with changes recently approved by the pension boards ($925 million); savings associated with State Medicaid cost-containment actions ($561 million); anticipated savings from prior years' expenses ($400 million); and a drawdown in the general reserve ($200 million). As discussed below, a number of other significant developments occurred during the course of the fiscal year.

Collective bargaining costs are expected to be higher than projected in July by $696 million in fiscal year 2006 and by more than $1.4 billion in subsequent years based on recently negotiated or anticipated agreements. The Plan assumes the receipt of $300 million in additional State education aid beginning in fiscal year 2007 to help fund the new labor agreement with the City's teachers.

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Overall, City fund revenues are expected to decline by 1.1 percent in fiscal year 2007, as the projected slowdown in tax revenue growth is accompanied by a decline in miscellaneous revenues. Growth is projected to rebound in subsequent years with the expected improvement in tax revenues.

While the City's economy faces risks, it appears unlikely that tax revenues would fall to the levels of the most recent recession. The expiration of temporary tax increases and the projected slowing in the City's economy is expected to affect tax growth during this period, but an analysis of the City's revenue forecasts indicates that tax collections could continue to exceed the City's expectations--by $400 million in fiscal year 2006 and by $600 million in fiscal year 2007.

The Executive Budget introduced by the mayor on May 4, 2006 is $52.7 billion. This is the twenty-seventh consecutive budget which is balanced under generally accepted accounting principles. An operating surplus of $3,439 million is projected for 2006, which will be used to help balance the 2007 budget. Discretionary transfers of $3,264 million to the budget stabilization account and prepayments of $51 million in lease debt service and $124 million for a Transit Authority subsidy are provided in fiscal year 2006, which reduce equivalent costs in fiscal year 2007; The 2007 budget includes a general reserve of $300 million, while the 2006 budget provides for a general reserve of $40 million to offset any adverse changes, which may surface during the remainder of the fiscal year or during the audit of the operating results; revenues and expenditures are balanced for 2006 and 2007 and gaps of $3.6 billion, $4.2 billion and $3.6 billion are projected for fiscal years 2008 and 2010, respectively, after implementation of the gap closing program; Gap closing actions totaling $254 million, $349 million, $220 million and $219 million in 2006 through 2009, respectively, are assumed in the budget and four year financial plan from agency actions and Federal actions, which are offset by the cost of extending the property tax rebate in fiscal years 2008 and 2009 of $256 million; In both 2006 and 2007, $1 billion will be deposited into the Retiree Health Benefits Trust Fund to address future liabilities for employee health benefits.

The 2007 Executive Budget is $1.9 billion lower than the 2006 forecast. After adjusting for the impact of prepayments and payments to the budget stabilization account, the 2007 Executive Budget is higher than the 2006 forecast by $2.3 billion.

Total tax revenue, excluding audits, is forecast to increase 9.9 percent in 2006 and 0.6 percent in 2007. The property tax is forecast to increase 8.5 percent in 2006 and 4.5 percent in 2007. The non-property taxes, excluding the real property transfer and mortgage recording taxes, are forecast to increase 10.4 percent in 2006 and 1.2 percent in 2007. After the inclusion of tax law changes and changes in retention by the Transitional Finance Authority (TFA), total tax revenue is forecast to increase 8.7 percent in 2006, and to decline 3.0 percent in 2007. The notable tax law changes are the expiration of both the temporary personal income tax increase at the end of calendar year 2005 and the temporary 1/8 percent sales tax rate increase on June 1, 2005 and the re-instatement of the sales tax exemption on clothing and footwear for purchases under $110 from September 1, 2005.

In 2004, City tax revenue rebounded from the lows seen in 2002 and 2003 resulting from the impact of the September 11, 2001 terrorist attack, the national recession and the ensuing slow pace of the national economic recovery. The next year saw steady growth in the local and national economies and a rebound in New York Stock Exchange (NYSE) member-firm profits, which more than doubled to $16.8 billion in calendar year 2003 from $6.9 billion in calendar year 2002. Non-property tax revenue grew 13.3 percent in 2004 (25.7 percent after including the effects of tax law changes and TFA retention).
Non-property tax collection strength continued into 2005 with growth of 18.7 percent, the result of continued Wall Street strength ($13.7 billion in NYSE member-firm profits in calendar year


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2004) and the addition of 44,000 jobs and a booming real estate market.
Non-property tax collection growth in early 2006 is still strong, but there is growing evidence that momentum is slowing down.

In calendar year 2005, NYSE member-firm profits totaled only $9.4 billion, a significant decline from the calendar year 2004 level. The bonus payout for calendar year 2005 grew only 10 percent over the previous year, after the prior two years when bonus growth averaged 38 percent. Residential property sales volume, as well as average sales prices, have seen declines since August 2005, as the rise in interest rates cools the residential real estate market. With a smaller bonus payout and a slowdown in the residential market, growth in non-property tax collections for 2006 is expected to slow to 10.6 percent from the robust 18.7 percent growth seen in 2005. The personal income tax in 2006 is forecast to grow 12.6 percent reflecting wage earnings growth driven by employment gains, a moderate bonus payout and an estimated 22 percent growth in capital gains realizations in calendar year 2005. Business tax collections (general corporation, banking corporation and unincorporated business taxes) are expected to increase 9.8 percent in 2006 as the national recovery continues, despite a Wall Street profitability slowdown. Sales tax collections are expected to grow 10.0 percent (1.7 percent after including the expiration of the temporary 1/8 percent tax rate increase and the re-instatement of the sales tax exemption on clothing and footwear purchases under $110) in 2006, reflecting growth in wage earnings, the continuation of strong real estate related consumer spending as well as strength from the booming tourism industry. Real property transfer tax collections are forecast to remain strong, growing at 17.5 percent (though less than half of last year's growth), due to high, but slowing, levels of residential sales and robust strength in commercial transactions, buoyed by continued investor interest in New York City's commercial office buildings. Similarly, mortgage recording tax collections are forecast to grow 8.1 percent in 2006, only a fraction of last year's booming 55.5 percent growth, largely due to increasing interest rates.

The 2007 Executive Capital Budget includes new appropriations of $10.8 billion, of which $8.8 billion are to be funded from City sources. These appropriations, together with available balances from prior years, authorize total commitments for 2007 of $14.2 billion, of which $11.3 billion will be City-funded.

LITIGATION

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State's finances in the 2006-07 fiscal year or thereafter. The State intends to describe newly initiated proceedings which the State deems to be material, as well as any material and adverse developments in the listed proceedings, in quarterly updates and/or supplements to its Annual Information Statement.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2006-07 Financial Plan. The State believes that the proposed 2006-07 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2006-07 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2006-07 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2006-07 Financial Plan.


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On March 4, 1985 in ONEIDA INDIAN NATION OF NEW YORK, ET AL. V. COUNTY OF
ONEIDA, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

In 1998, the United States filed a complaint in intervention in ONEIDA INDIAN NATION OF NEW YORK. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which contemplated the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provided for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements were not signed by the United States, the Oneidas of New York, the Oneidas of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 18, 2005, the District Court stayed all further proceedings in this case until it was known whether the plaintiffs in the Cayuga Indian Nation of New York case would ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case were stayed pending the Supreme Court's decision on plaintiffs' application for certiorari.

Other Indian land claims include CAYUGA INDIAN NATION OF NEW YORK V. CUOMO, ET AL., and CANADIAN ST. REGIS BAND OF MOHAWK INDIANS, ET AL., V. STATE OF NEW YORK, ET AL., both in the United States District Court for the Northern District of New York and Seneca NATION OF INDIANS, ET AL. V. STATE, ET AL., in the United States District Court for the Western District of New York and the ONONDAGA NATION V. THE STATE OF NEW YORK, ET AL.

In the SENECA NATION OF INDIANS case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the Federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to


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defendants dismissing that portion of the action relating to the islands in the
Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. On July 8, 2005, the Second Circuit denied the United States' motion for rehearing en banc. On September 2, 2005, the Second Circuit also denied the other plaintiffs' petitions for rehearing en banc. On January 17, 2006, plaintiffs filed for a petition for a writ of certiorari before the United States Supreme Court, seeking review of the September 9, 2004 decision. On June 5, 2006, the Supreme Court denied plaintiffs' petition for certiorari.

In the CANADIAN ST. REGIS BAND OF MOHAWK INDIANS case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with on exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On February 10, 2006, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the CAYUGA INDIAN NATION OF THE NEW YORK case.

In the CAYUGA INDIAN NATION OF NEW YORK case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of the decision of the United States Supreme Court in CITY OF SHERRILL V. ONEIDA INDIAN NATION OF NEW YORK, ET AL., a case to which the State is not a named party, in which the Unites States Supreme Court has held that parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs' possessory land claim is subject to the defense of laches and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for defendants. On September 8, 2005 the Second Circuit denied plaintiff's motion for reconsideration and en banc review. On February 3, 2006, the United States and the tribal plaintiffs filed petitions for a writ of certiorari. On May 15, 2006, the Supreme Court denied plaintiffs' petitions for certiorari.

Settlements were signed by the Governor of the State with the Chief of the Seneca-Cayaga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian nation of New York on November 17,


                                                                              53

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2004 which required, in part, require enactment of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. These agreements provided for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

In THE ONONDAGA NATION V. THE STATE OF NEW YORK, ET AL., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On October 28, 2005, the District Court stayed all further proceedings in this case until it was known whether the plaintiffs in the Cayuga Indian Nation of New York case would ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case were stayed pending the Supreme Court's decision on plaintiffs' application for certiorari.

In FREEDOM HOLDINGS INC. ET AL. V. SPITZER ET ANO., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco MSA that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and
(3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction.

Investment limitations

FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental


54

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limitation (2), each fund will comply with the applicable restrictions of
Section 18 of the Investment Company Act.

Each fund will not:

(1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.

The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries, and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

(2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 331/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

(7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policies of New York Municipal Money Fund relating to investments in New York municipal securities, New Jersey Municipal Money Fund relating to investments in New Jersey municipal securities, and Tax-Free Fund relating to investments the income from which is exempt from federal income tax may not be changed without approval of the appropriate fund's shareholders.

NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by each board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

Each fund will not:

(1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

(4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

(5) invest more than 10% of its net assets in illiquid securities.

U.S. Government Portfolio's investment policy of investing at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements, may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

Disclosure of portfolio holdings

POLICIES AND PROCEDURES GENERALLY. UBS Global AM and each fund's board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund's investment advisor, sub-advisor, distributor, or any affiliated person of a fund, its investment advisor, sub-advisor or its distributor, on the other. Each fund's disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to limited exceptions described below, each fund's portfolio holdings will not be made available to anyone outside of UBS Financial Services Inc. and UBS Global AM unless and until the information has been available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy.

UBS Global AM's procedures require that UBS Global AM Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of each fund or UBS Global AM Legal and Compliance Departments authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance Departments will periodically review how each fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund's shareholders.

BOARD OVERSIGHT. Each fund's board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement of the portfolio holdings disclosure policies and procedures, the fund's code of ethics, and policies and procedures regarding the misuse of inside information by the chief compliance officer of the fund, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and
(iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and each fund's board reserve the right to amend a fund's

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policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of each fund's board.

COMPLETE PORTFOLIO HOLDINGS. DISCLOSURE TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM, for legitimate business purposes, may disclose a fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and a fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund or by an attorney in the Legal Department of UBS Global AM.

COMPLETE PORTFOLIO HOLDINGS. DISCLOSURE TO UBS GLOBAL AM AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. A fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund or by an attorney in the Legal Department of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under a fund's and/or UBS Global AM's code of ethics, a fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent or custodian to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS. ARRANGEMENTS TO DISCLOSE TO SERVICE PROVIDERS AND FIDUCIARIES. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the


58

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funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

- State Street Bank and Trust Company, each fund's custodian, receives portfolio holdings information daily on a real-time basis.

- Ernst & Young LLP, each fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semi-annual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information once a year at a month-end for annual audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

- The rating agencies of Morningstar, Standard & Poor's and Lipper receive portfolio holdings information on a monthly basis so that each fund may be included in each rating agency's industry reports and other materials. There is a 30-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

- A limited number of financial printers used by each fund to print and file its annual and semi-annual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS. DISCLOSURE TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning a fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of a fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. A fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by a fund's board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS. DISCLOSURE AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).


                                                                              59

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DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material nonpublic information.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


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Organization of the funds; directors/trustees and officers; principal holders and management ownership of securities

UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation") were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 90 billion shares of common stock, par value $0.001 per share (60 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. UBS Managed Municipal Trust and UBS Municipal Money Market Series (each a "Trust") were formed on November 21, 1986 and September 14, 1990, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Managed Municipal Trust has two operating series (California Municipal Money Fund and New York Municipal Money Fund) and Municipal Money Market Series has one (New Jersey Municipal Money Fund). Each Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.

Each Corporation or Trust is governed by a board of directors or trustees (sometimes referred to as "board members"), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series of a Corporation or Trust. Each board member serves an indefinite term of office. Each board member who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each director or trustee and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a board member or officer of the fund, the board member's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

INTERESTED BOARD MEMBER


                                         TERM OF
                                       OFFICE+ AND
                           POSITION(S)  LENGTH OF                               NUMBER OF PORTFOLIOS IN    OTHER DIRECTORSHIPS
                            HELD WITH      TIME      PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN          HELD BY
NAME, ADDRESS, AND AGE        FUNDS       SERVED       DURING PAST 5 YEARS           BY BOARD MEMBER           BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
Meyer Feldberg++; 64       Director/   Since 1991  Professor Feldberg is       Professor Feldberg is a    Professor Feldberg is
Morgan Stanley             Trustee     (Managed    Dean Emeritus and           director or trustee of 29  also a director of
1585 Broadway                          Municipal   Sanford Bernstein           investment companies       Primedia Inc.
33rd Floor                             Trust);     Professor of Leadership     (consisting of 48          (publishing),
New York, NY 10036                     Since 1992  and Ethics at Columbia      portfolios) for which UBS  Federated
                                       (RMA        Business School,            Global AM or one of its    Department Stores,
                                       Money       although on a two year      affiliates serves as       Inc. (operator of
                                       Fund, RMA   leave of absence. He is     investment advisor, sub-   department stores),
                                       Tax-Free    also a senior advisor to    advisor or manager.        Revlon, Inc.
                                       Fund);      Morgan Stanley (financial                              (cosmetics) and
                                       Since 1996  services) (since March                                 SAPPI, Ltd.
                                       (Municipal  2005). Prior to July 2004,                             (producer of paper).
                                       Money       he was Dean and
                                       Market      Professor of
                                       Series)     Management of the
                                                   Graduate School of
                                                   Business at Columbia
                                                   University (since 1989).

INDEPENDENT BOARD MEMBERS

                                         TERM OF
                                       OFFICE+ AND
                           POSITION(S)  LENGTH OF                                NUMBER OF PORTFOLIOS IN   OTHER DIRECTORSHIPS
                            HELD WITH      TIME       PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN          HELD BY
NAME, ADDRESS, AND AGE        FUNDS       SERVED       DURING PAST 5 YEARS           BY BOARD MEMBER           BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 71   Director/   Since 1996  Mr. Armstrong is            Mr. Armstrong is a         None
c/o Willkie Farr &         Trustee     (Director/  chairman and principal      director or trustee of 16
Gallagher LLP              and         Trustee)    of R.Q.A. Enterprises       investment companies
787 Seventh Avenue         Chairman    Since 2004  (management consulting      (consisting of 35
New York, NY               of the      (Chairman   firm) (since April 1991     portfolios) for which UBS
10019-6099                 Board of    of the      and principal occupation    Global AM or one of its
                           Directors/  Board of    since March 1995).          affiliates serves as
                           Trustees    Directors/                              investment advisor,
                                       Trustees)                               sub-advisor or manager.
David J. Beaubien; 71      Director/   Since 2001  Mr. Beaubien is retired     Mr. Beaubien is a director Mr. Beaubien is also
84 Doane Road              Trustee                 (since 2003). He was        or trustee of 16           a director of IEC
Ware, MA 01082                                     chairman of Yankee          investment companies       Electronics, Inc., a
                                                   Environmental Systems,      (consisting of 35          manufacturer of
                                                   Inc., a manufacturer of     portfolios) for which UBS  electronic
                                                   meteorological measuring    Global AM or one of its    assemblies.
                                                   systems (since 1991).       affiliates serves as
                                                                               investment advisor,
                                                                               sub-advisor or manager.
Alan S. Bernikow; 65       Director/   Since 2005  Mr. Bernikow is a           Mr. Bernikow is a director Mr. Bernikow is also
207 Benedict Ave.          Trustee                 consultant on non-          or trustee of 16           a director of Revlon,
Staten Island, NY 10314                            management matters for      investment companies       Inc. (cosmetics) (and
                                                   the firm of Deloitte &      (consisting of 35          serves as the chair of
                                                   Touche (international       portfolios) for which UBS  its audit committee),
                                                   accounting and              Global AM or one of its    a director of
                                                   consulting firm) (since     affiliates serves as       Mack-Cali Realty
                                                   June 2003). Previously,     investment advisor, sub-   Corporation (real
                                                   he was Deputy Chief         advisor or manager.        estate investment
                                                   Executive Officer at                                   trust) (and serves as
                                                   Deloitte & Touche.                                     the chair of its audit
                                                                                                          committee) and a
                                                                                                          director of the Casual
                                                                                                          Male Retail Group,
                                                                                                          Inc. (menswear).
Richard R. Burt; 59        Director/   Since 1996  Mr. Burt is chairman of     Mr. Burt is a director or  Mr. Burt is also a
1275 Pennsylvania Ave.,    Trustee                 Diligence Inc.              trustee of 16 investment   director of The
N.W. Washington,                                   (information and risk       companies (consisting of   Central European
D.C. 20004                                         management firm) and        35 portfolios) for which   Fund, Inc., The New
                                                   IEP Advisors                UBS Global AM or one of    Germany Fund, Inc.,
                                                   (international              its affiliates serves as   IGT, Inc. (provides
                                                   investments and             investment advisor, sub-   technology to
                                                   consulting firm).           advisor or manager.        gaming and
                                                                                                          wagering industry)
                                                                                                          and The Protective
                                                                                                          Group, Inc.
                                                                                                          (produces armor
                                                                                                          products).
Bernard H. Garil; 65       Director/   Since 2005  Mr. Garil is retired (since Mr. Garil is a director or Mr. Garil is also a
6754 Casa Grande Way       Trustee                 2001). He was a Managing    trustee of 16 investment   director of the OFI
Delray Beach, FL 33446                             Director at PIMCO           companies (consisting of   Trust Company
                                                   Advisory Services (from     35 portfolios) for which   (commercial trust
                                                   1999 to 2001) where he      UBS Global AM or one of    company) and a
                                                   served as President of      its affiliates serves as   trustee for the
                                                   closed-end funds and        investment advisor, sub-   Brooklyn College
                                                   Vice-President of the       advisor or manager.        Foundation, Inc.
                                                   variable insurance product                             (charitable
                                                   funds advised by OpCap                                 foundation).
                                                   Advisors (until 2001).

                                         TERM OF
                                       OFFICE+ AND
                           POSITION(S)  LENGTH OF                                NUMBER OF PORTFOLIOS IN   OTHER DIRECTORSHIPS
                            HELD WITH      TIME       PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN          HELD BY
NAME, ADDRESS, AND AGE        FUNDS       SERVED        DURING PAST 5 YEARS          BY BOARD MEMBER           BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
Heather R. Higgins; 46     Director/   Since 2005  Ms. Higgins is the          Ms. Higgins is a director  None
255 E. 49th St., Suite 23D Trustee                 President and Director of   or trustee of 16
New York, NY 10017                                 The Randolph                investment companies
                                                   Foundation (charitable      (consisting of 35
                                                   foundation) (since1991).    portfolios) for which UBS
                                                   Ms. Higgins also serves     Global AM or one of its
                                                   on the boards of several    affiliates serves as
                                                   non-profit charitable       investment advisor, sub-
                                                   groups, including the       advisor or manager.
                                                   Independent Women's
                                                   Forum (chairman), the
                                                   Philanthropy Roundtable
                                                   (vice chairman) and the
                                                   Hoover Institution
                                                   (executive committee).

----------

+ Each board member holds office for an indefinite term. Each board member who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.

++ Professor Feldberg is deemed an "interested person" of the funds as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the funds may conduct transactions.

OFFICERS


                              POSITION(S)
                               HELD WITH       TERM OF OFFICE AND
NAME, ADDRESS, AND AGE           FUNDS       LENGTH OF TIME SERVED+             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 41         Vice            Since 2005               Mr. Allessie is a director and deputy general counsel at UBS
                             President and                            Global Asset Management (US) Inc. and UBS Global Asset
                             Assistant                                Management (Americas) Inc. (collectively, "UBS Global AM --
                             Secretary                                Americas region") (since 2005). Prior to joining UBS Global AM
                                                                      -- Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA
                                                                      Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the
                                                                      GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies
                                                                      (consisting of 90 portfolios) for which UBS Global AM --
                                                                      Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

W. Douglas Beck*; 39         President       Since 2005               Mr. Beck is an executive director and head of product
                                                                      development and management for UBS Global AM -- Americas
                                                                      region (since 2002). From March 1998 to November 2002, he held various positions at Merrill Lynch, the most recent being
                                                                      first vice president and co-manager of the managed solutions group. Mr. Beck is president of 20 investment companies
                                                                      (consisting of 90 portfolios) for which UBS Global AM --
                                                                      Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager, and was vice president of such investment companies from 2003 to 2005.

                              POSITION(S)
NAME, ADDRESS,                 HELD WITH       TERM OF OFFICE AND
AND AGE                          FUNDS       LENGTH OF TIME SERVED+             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 40          Vice            Since 2000               Mr. Disbrow is a director (since 2001), head of retail mutual
                             President and   (Vice                    fund operations and co-head of the mutual fund finance
                             Treasurer       President);              department (since 2004) of UBS Global AM -- Americas region.
                                             Since 2004               Prior to November 1999, he was a vice president of
                                             (Treasurer)              Zweig/Glaser Advisers. Mr. Disbrow is a vice president and treasurer of 16 investment companies (consisting of 35
                                                                      portfolios) and vice president and assistant treasurer of four investment companies (consisting of 55 portfolios) for which
                                                                      UBS Global AM -- Americas region or one of its affiliates
                                                                      serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 41        Vice            Since 2006               Mr. Flook is an associate director and a senior manager of the
                             President and                            mutual fund finance department of UBS Global AM -- Americas
                             Assistant                                region (since 2006). Prior to joining UBS Global AM --
                             Treasurer                                Americas region, he was a senior manager with The Reserve
                                                                      (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October
                                                                      2000. Mr. Flook is a vice president and assistant treasurer of
                                                                      16 investment companies (consisting of 35 portfolios) for
                                                                      which UBS Global AM -- Americas region or one of its
                                                                      affiliates serves as investment advisor, sub- advisor or
                                                                      manager.

Elbridge T. Gerry III*; 49   Vice            Since 1996 (Managed      Mr. Gerry is a managing director -- municipal fixed income of
                             President       Municipal Trust);        UBS Global AM -- Americas region (since 2001). Mr. Gerry is a
                                             Since 2000 (Municipal    vice president of six investment companies (consisting of 10
                                             Money Market Series,     portfolios) for which UBS Global AM -- Americas region or one
                                             RMA Tax- Free Fund)      of its affiliates serves as investment advisor, sub-advisor or manager.

                              POSITION(S)
NAME, ADDRESS,                 HELD WITH       TERM OF OFFICE AND
AND AGE                          FUNDS       LENGTH OF TIME SERVED+             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mark F. Kemper**, 48         Vice            Since 2004               Mr. Kemper is general counsel of UBS Global AM -- Americas
                             President and                            region (since July 2004). Mr. Kemper also is a managing
                             Secretary                                director of UBS Global AM -- Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management
                                                                      (Americas) Inc. ("UBS Global AM -- Americas") from July 2001 to July 2004. He has been secretary of UBS Global AM --
                                                                      Americas since 1999 and assistant secretary of UBS Global
                                                                      Asset Management Trust Company since 1993. Mr. Kemper is
                                                                      secretary of UBS Global AM -- Americas region (since 2004).
                                                                      Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 90 portfolios) for which UBS Global
                                                                      AM -- Americas region or one of its affiliates serves as
                                                                      investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 38      Vice            Since 2004               Ms. Kilkeary is an associate director (since 2000) and a
                             President and                            senior manager (since 2004) of the mutual fund finance
                             Assistant                                department of UBS Global AM -- Americas region. Ms. Kilkeary
                             Treasurer                                is a vice president and assistant treasurer of 16 investment companies (consisting of 35 portfolios) for which UBS Global
                                                                      AM -- Americas region or one of its affiliates serves as
                                                                      investment advisor, sub-advisor or manager.

Tammie Lee*; 35              Vice            Since 2005               Ms. Lee is a director and associate general counsel of UBS
                             President and                            Global AM -- Americas region (since 2005). Prior to joining
                             Assistant                                UBS Global AM -- Americas region, she was vice president and
                             Secretary                                counsel at Deutsche Asset Management/Scudder Investments from
                                                                      2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 90
                                                                      portfolios) for which UBS Global AM -- Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

                              POSITION(S)        TERM OF OFFICE
                               HELD WITH          AND LENGTH OF
NAME, ADDRESS, AND AGE           FUNDS            TIME SERVED+                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Malone*; 38        Vice            Since 2004               Mr. Malone is a director (since 2001) and co-head of the
                             President and                            mutual fund finance department (since 2004) of UBS Global AM
                             Assistant                                -- Americas region. From August 2000 through June 2001, he was
                             Treasurer                                the controller at AEA Investors Inc. Mr. Malone is vice
                                                                      president and assistant treasurer of 16 investment companies
                                                                      (consisting of 35 portfolios) and vice president, treasurer and principal accounting officer of four investment companies
                                                                      (consisting of 55 portfolios) for which UBS Global AM --
                                                                      Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael H. Markowitz**; 41   Vice            Since 2001 (RMA Money    Mr. Markowitz is a managing director (since 2004), portfolio
                             President       Fund)                    manager and head of US short duration fixed income (since
                                                                      2003) of UBS Global AM -- Americas region. Mr. Markowitz is a vice president of five investment companies (consisting of 23 portfolios) for which UBS Global AM -- Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 44           Vice            Since 2004               Mr. McGill is a managing director (since 2006) and chief
                             President and                            compliance officer (since 2003) at UBS Global AM -- Americas
                             Chief                                    region (since 2003). Prior to joining UBS Global AM --
                             Compliance                               Americas region, he was assistant general counsel at J.P.
                             Officer                                  Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20
                                                                      investment companies (consisting of 90 portfolios) for which
                                                                      UBS Global AM -- Americas region or one of its affiliates
                                                                      serves as investment advisor, sub-advisor or manager.

                              POSITION(S)        TERM OF OFFICE
                               HELD WITH          AND LENGTH OF
NAME, ADDRESS, AND AGE           FUNDS            TIME SERVED+                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Ryan Nugent*; 28             Vice            Since 2005               Mr. Nugent is an associate director (since 2004) and portfolio
                             President       (Managed Municipal       manager (since 2005) of UBS Global AM -- Americas region.
                                             Trust; Municipal         Prior to that he was an assistant portfolio manager to the tax
                                             Money Market Series;     free money market funds since February 2002. Prior to that,
                                             RMA Tax-Free Fund)       Mr. Nugent was in an academic program. Mr. Nugent is a vice president of three investment companies (consisting of four portfolios) for which UBS Global AM -- Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 40            Vice            Since 2005               Mr. Sanders is a director and associate general counsel of UBS
                             President and                            Global AM -- Americas region (since 2005). From 1996 until
                             Assistant                                June 2005, he held various positions at Fred Alger & Company,
                             Secretary                                Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 90 portfolios) for which UBS Global AM -- Americas region or one of its affiliates serves as investment advisor,
                                                                      sub-advisor or manager.

Keith A. Weller*; 45         Vice            Since 1995 (Managed      Mr. Weller is an executive director and senior general counsel
                             President and   Municipal Trust, RMA     of UBS Global AM -- Americas region (since 2005) and has been
                             Assistant       Money Fund, RMA          an attorney with affiliated entities since 1995. Mr. Weller is
                             Secretary       Tax-Free Fund); Since    a vice president and assistant secretary of 20 investment
                                             1996 (Municipal Money    companies (consisting of 90 portfolios) for which UBS Global
                                             Market Series)           AM -- Americas region or one of its affiliates serves as
                                                                      investment advisor, sub-advisor or manager.

----------

+ Officers of the funds are appointed by the board members and serve at the pleasure of the board.

*    This person's business address is 51 West 52nd Street, New
     York, New York 10019-6114.

**   This person's business address is One North Wacker Drive,
     Chicago, Illinois 60606.

INFORMATION ABOUT BOARD MEMBER OWNERSHIP OF FUNDS' SHARES


                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT COMPANIES OVERSEEN BY THE
                                                                       BOARD MEMBER FOR WHICH UBS FINANCIAL
                                                                      SERVICES INC., UBS GLOBAL AM OR AN
                                   DOLLAR RANGE OF EQUITY               AFFILIATE SERVES AS INVESTMENT
BOARD MEMBER                       SECURITIES IN FUNDS+               ADVISOR, SUB-ADVISOR OR MANAGER+
----------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*
----------------------------
Meyer Feldberg                   Money Market Portfolio:                       Over $100,000
                                 None

                                 U.S. Government Portfolio:
                                 None

                                 Tax-Free Fund:
                                 None

                                 California Municipal
                                 Money Fund:
                                 None

                                 New Jersey
                                 Municipal Money Fund:
                                 None

                                 New York Municipal
                                 Money Fund:
                                 None
INDEPENDENT BOARD MEMBERS
------------------------------
Richard Q. Armstrong             Money Market Portfolio:                       Over $100,000
                                 None

                                 U.S. Government Portfolio:
                                 None

                                 Tax-Free Fund:
                                 None

                                 California Municipal
                                 Money Fund:
                                 None

                                 New Jersey Municipal
                                 Money Fund:
                                 None

                                 New York Municipal
                                 Money Fund:
                                 None

                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT COMPANIES OVERSEEN BY THE
                                                                       BOARD MEMBER FOR WHICH UBS FINANCIAL
                                                                      SERVICES INC., UBS GLOBAL AM OR AN
                                   DOLLAR RANGE OF EQUITY                AFFILIATE SERVES AS INVESTMENT
BOARD MEMBER                       SECURITIES IN FUNDS+                ADVISOR, SUB-ADVISOR OR MANAGER+
----------------------------------------------------------------------------------------------------------------
David J. Beaubien                Money Market Portfolio:                       Over $100,000
                                 None

                                 U.S. Government Portfolio:
                                 None

                                 Tax-Free Fund:
                                 None

                                 California Municipal
                                 Money Fund:
                                 None

                                 New Jersey Municipal
                                 Money Fund:
                                 None

                                 New York Municipal
                                 Money Fund:
                                 None

Alan S. Bernikow                 Money Market Portfolio:                            None
                                 None

                                 U.S. Government Portfolio:
                                 None

                                 Tax-Free Fund:
                                 None

                                 California Municipal
                                 Money Fund:
                                 None

                                 New Jersey Municipal
                                 Money Fund:
                                 None

                                 New York Municipal
                                 Money Fund:
                                 None

                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT COMPANIES OVERSEEN BY THE
                                                                       BOARD MEMBER FOR WHICH UBS FINANCIAL
                                                                       SERVICES INC., UBS GLOBAL AM OR AN
                                   DOLLAR RANGE OF EQUITY                AFFILIATE SERVES AS INVESTMENT
BOARD MEMBER                       SECURITIES IN FUNDS+                ADVISOR, SUB-ADVISOR OR MANAGER+
----------------------------------------------------------------------------------------------------------------
Richard R. Burt                  Money Market Portfolio:                       Over $100,000
                                 None

                                 U.S. Government Portfolio:
                                 None

                                 Tax-Free Fund:
                                 None

                                 California Municipal
                                 Money Fund:
                                 None

                                 New Jersey Municipal
                                 Money Fund:
                                 None

                                 New York Municipal
                                 Money Fund:
                                 None

Bernard H. Garil                 Money Market Portfolio:                       Over $100,000
                                 None

                                 U.S. Government Portfolio:
                                 None

                                 Tax-Free Fund:
                                 None

                                 California Municipal
                                 Money Fund:
                                 None

                                 New Jersey Municipal
                                 Money Fund:
                                 None

                                 New York Municipal
                                 Money Fund:
                                 None

                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT COMPANIES OVERSEEN BY THE
                                                                      BOARD MEMBER FOR WHICH UBS FINANCIAL
                                                                       SERVICES INC., UBS GLOBAL AM OR AN
                                   DOLLAR RANGE OF EQUITY                AFFILIATE SERVES AS INVESTMENT
BOARD MEMBER                        SECURITIES IN FUNDS+                ADVISOR, SUB-ADVISOR OR MANAGER+
----------------------------------------------------------------------------------------------------------------
Heather R. Higgins               Money Market Portfolio:                           None
                                 None

                                 U.S. Government Portfolio:
                                 None

                                 Tax-Free Fund:
                                 None

                                 California Municipal
                                 Money Fund:
                                 None

                                 New Jersey Municipal
                                 Money Fund:
                                 None

                                 New York Municipal
                                 Money Fund:
                                 None

----------

+    Information regarding ownership is as of December 31, 2005.

* To the extent they have not already done so, those board members who are not "interested persons" of a Corporation or Trust as defined in the Investment Company Act ("Independent board members") have each agreed to invest the equivalent of a minimum of one year's board member fees, in the aggregate, in the funds in the UBS Fund complex. Such investments may be spread across a number of funds, and they may not necessarily be made in any one particular fund overseen. The investment may be made over a period not to exceed three years from the beginning of 2004 or the date of election to the board, whichever is later.

COMMITTEES

Each of the Corporations/Trusts has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent board members. Alan S. Bernikow is chairperson of the Audit Committee. The following Independent board members are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairperson), David J. Beaubien, Heather R. Higgins and Bernard H. Garil.

The Audit Committee is responsible for, among other things, (i) overseeing the scope of a fund's audit; (ii) overseeing a fund's accounting and financial reporting, policies and practices, and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund's independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund's independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to a fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund's audit or determining whether a fund's financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During each fund's fiscal year ended June 30, 2006, each Audit Committee held five meetings.

Each fund's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. Each Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the relevant board candidates to be nominated as additional Independent board members of the board and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing other such corporate governance functions as the board may authorize. Each Nominating and Corporate Governance Committee held one meetings during the fiscal year ended June 30, 2006. Each Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent board members occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the Corporation/Trust at c/o UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

INFORMATION ABOUT INDEPENDENT BOARD MEMBERS OWNERSHIP OF SECURITIES ISSUED BY UBS FINANCIAL SERVICES INC., UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS FINANCIAL SERVICES INC. OR UBS GLOBAL AM

As of December 31, 2005, the Independent board members and their immediate family members did not own any securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM.

COMPENSATION

Each Independent board member receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $95,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent board members who participate in previously scheduled in-person joint meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent board members who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent board member receives from the relevant fund, $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where a fund's board must meet separately from the regularly scheduled joint board meetings. Independent board members who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The board's Chairman receives annually $50,000; the chairperson of the Audit Committee receives annually $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent board members who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expense divided by number of funds). No officer, director or employee of UBS Financial Services Inc., UBS Global AM or any of its affiliates currently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, an interested person, is compensated by management.

The table below includes certain information relating to the compensation of the funds' current board members and the compensation of those board members from all funds for which UBS Financial Services Inc., UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

COMPENSATION TABLE+


                                                                            TOTAL
                                     AGGREGATE COMPENSATION FROM         COMPENSATION
                           ------------------------------------------      FROM THE
                                                            MUNICIPAL   CORPORATIONS/
                                                 MANAGED      MONEY        TRUSTS
                            MONEY    TAX-FREE   MUNICIPAL     MARKET     AND THE FUND
NAME OF PERSON, POSITION    FUND*      FUND*      TRUST*     SERIES*      COMPLEX**
------------------------   -------   --------   ---------   ---------   -------------
Richard Q. Armstrong,
   Director/Trustee        $38,391    $10,663     $8,727      $2,988      $164,514
David J. Beaubien,
   Director/Trustee         30,795      8,543      6,991       2,394       135,000
Alan S. Bernikow,+++
   Director/Trustee          9,217      2,693      2,183         746             0
Richard R. Burt,
   Director/Trustee         34,593      9,603      7,859       2,691       142,500
Meyer Feldberg,++
   Director/Trustee              0          0          0           0       172,983
Bernard H. Garil,+++
   Director/Trustee          8,153      2,382      1,931         660             0
Heather R. Higgins,+++
   Director/Trustee          8,153      2,382      1,931         660             0

----------

+ Only Independent board members are compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the UBS Global AM funds.

++ Until March 1, 2005, Professor Feldberg was an Independent board member and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the funds due to his position as Senior Advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor, or manager. Professor Feldberg is compensated by UBS Global AM with respect to such UBS Global AM funds.

+++ Messrs. Bernikow and Garil and Ms. Higgins were elected to the Board on December 21, 2005 and they were not compensated during the calendar year ended December 31, 2005 as board members.

* Represents fees paid to each board member indicated for the fiscal year ended June 30, 2006.

** Represents fees paid during the calendar year ended December 31, 2005 to each board member by:

     (a) 16 investment companies in the case of Messrs. Armstrong, Beaubien and Burt; and (b) 29 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     As of August 1, 2006, board members and officers owned in the aggregate less than 1% of the outstanding shares of each fund. UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of each fund's shares as of August 1, 2006. As of August 1, 2006, the funds' records showed no shareholders as owning of record 5% or more of the funds' shares, and the funds do not know of any person who owns beneficially 5% or more of a fund's shares.

Investment advisory, administration and principal underwriting arrangements

INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Financial Services Inc. acts as the funds' investment advisor and administrator pursuant to separate contracts with RMA Money Fund, RMA Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ("Advisory and Administration Contracts"). Under the Advisory and Administration Contracts, each fund pays UBS Financial Services Inc. an annual fee, computed daily and paid monthly, according to the following schedule:


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
MONEY MARKET PORTFOLIO
All                                                                      0.50%*

TAX-FREE FUND:
Up to $1.0 billion                                                       0.50%
In excess of $1.0 billion up to $1.5 billion                             0.44%
Over $1.5 billion                                                        0.36%

CALIFORNIA MUNICIPAL MONEY FUND, NEW YORK MUNICIPAL MONEY FUND AND
   U.S. GOVERNMENT PORTFOLIO:
Up to $300 million                                                       0.50%
In excess of $300 million up to $750 million                             0.44%
Over $750 million                                                        0.36%

NEW JERSEY MUNICIPAL MONEY FUND
Up to $300 million                                                       0.45%
In excess of $300 million up to $750 million                             0.39%
Over $750 million                                                        0.31%

----------

* Effective July 1, 2005, UBS Financial Services Inc. is contractually obligated to waive a portion of the fees otherwise payable to it for so long as the fund's shareholder services plan remains in place. Giving effect to such fee waivers, the annual fee is reduced to the following:

Up to $1 billion                                                         0.50%
In excess of $1 billion up to $1.5 billion                               0.44%
Over $1.5 billion                                                        0.36%

For the periods indicated, the funds paid (or accrued) to UBS Financial Services Inc. the following fees.

                                    FOR THE FISCAL YEARS ENDED JUNE 30,
                                  ---------------------------------------
                                      2006          2005          2004
                                  -----------   -----------   -----------
Money Market Portfolio            $53,289,380   $57,713,411   $83,977,718
U.S. Government Portfolio           4,439,018     5,063,288     7,510,754
Tax-Free Fund                      14,865,136    13,635,506    13,499,078
California Municipal Money Fund     4,068,464     3,666,972     3,642,632
New Jersey Municipal Money Fund       712,421       690,113       748,753
New York Municipal Money Fund       2,971,152     2,779,508     2,779,238

The following table shows the amount of the fees waived by UBS Financial Services Inc. for the following funds for the fiscal periods indicated.

                                  FOR THE FISCAL YEARS ENDED JUNE 30,
                                  -----------------------------------
                                        2006        2005      2004
                                    -----------   -------   -------
Money Market Portfolio              $13,322,345   $43,414        --
California Municipal Money Fund              --        --   $ 5,025
New Jersey Municipal Money Fund              --        --    10,858
New York Municipal Money Fund                --        --     5,396

Under the terms of the Advisory and Administration Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Financial Services Inc. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation's or Trust's board in such manner as that board deems fair and equitable. Expenses borne by the funds include the following (or each fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the funds by UBS Financial Services Inc., (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the funds under federal and state securities laws and the maintenance of such registrations and qualifications, (5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of UBS Financial Services Inc., (6) all expenses incurred in connection with the board members' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent board members, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of shareholders meetings, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.

Under separate contracts with UBS Financial Services Inc. with respect to Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ("Sub-Advisory and Sub-Administration Contracts"), UBS Global AM serves as each fund's sub-advisor and sub-administrator. Under the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the funds) pays UBS Global AM fees, computed daily and paid monthly, at an annual rate of 0.08% of a fund's average daily net assets.

Prior to March 1, 2004, agreements that were superceded by the Sub-Advisory and Sub-Administration Contracts between UBS Financial Services Inc. and UBS Global AM (US) provided for a fee at an annual rate of 20% of the fee paid by each fund to UBS Financial Services Inc. under the Advisory and Administration Contracts.

Under the Advisory and Administration and Sub-Advisory and Sub-Administration Contracts (collectively, "Contracts"), UBS Financial Services Inc. or UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Financial Services Inc. or UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund on 60 days' written notice to UBS Financial Services Inc. or UBS Global AM, as the case may be. The Advisory and Administration Contracts are also terminable without penalty by UBS Financial Services Inc. on 60 days' written notice to the appropriate Corporation or Trust, and the Sub-Advisory and Sub-Administration Contracts are terminable without penalty by UBS Financial Services Inc. or UBS Global AM on 60 days' written notice to the other party to the agreement. The Contracts terminate automatically upon their assignment, and each Sub-Advisory and Sub-Administration Contract also terminates automatically upon the assignment of the applicable Advisory and Administration Contract.

Under the current Sub-Advisory and Sub-Administration Contracts (for periods from April 1, 2006, through June 30, 2006) and under predecessor agreements that were substantially similar to the current Sub-Advisory and Sub-Administration Contracts (for the portions of the indicated periods prior to April 1, 2006), UBS Financial Services Inc. paid (or accrued) to UBS Global AM (US) (for periods prior to April 1, 2006) or UBS Global AM (for periods beginning April 1, 2006), the following fees.


                                    FOR THE FISCAL YEARS ENDED JUNE 30,
                                  ---------------------------------------
                                     2006            2005         2004
                                  ----------     ----------   -----------
Money Market Portfolio            $8,526,301*    $9,234,247   $15,899,620
U.S. Government Portfolio            813,114**      951,842     1,488,618
Tax-Free Fund                      2,903,364***   2,630,112     2,663,820
California Municipal Money Fund      730,770+       641,682       697,792
New Jersey Municipal Money Fund      113,987++      110,418       140,271
New York Municipal Money Fund        507,482+++     472,639       528,292

----------

* For the period April 1, 2006 through June 30, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $2,156,262. For the period July 1, 2005 through March 31, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM (US), the fund's previous sub-advisor and sub-administrator, fees in the amount of $6,370,039.

** For the period April 1, 2006 through June 30, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $172,163. For the period July 1, 2005 through March 31, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM (US), the fund's previous sub-advisor and sub-administrator, fees in the amount of $640,951.

*** For the period April 1, 2006 through June 30, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $745,242. For the period July 1, 2005 through

     March 31, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM (US), the fund's previous sub-advisor and sub-administrator, fees in the amount of $2,158,122.

+ For the period April 1, 2006 through June 30, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $193,754. For the period July 1, 2005 through March 31, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM (US), the fund's previous sub-advisor and sub-administrator, fees in the amount of $537,016.

++ For the period April 1, 2006 through June 30, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $28,925. For the period July 1, 2005 through March 31, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM (US), the fund's previous sub-advisor and sub-administrator, fees in the amount of $85,062.

+++ For the period April 1, 2006 through June 30, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $131,171. For the period July 1, 2005 through March 31, 2006, UBS Financial Services Inc. paid (or accrued) to UBS Global AM (US), the fund's previous sub-advisor and sub-administrator, fees in the amount of $376,311.

SECURITIES LENDING. During the fiscal years ended June 30, 2006, 2005 and 2004, Money Market Portfolio earned $4,565, $1,659 and $204,713, respectively, for lending its securities. During the fiscal years ended June 30, 2006, 2005 and 2004, U.S. Government Portfolio earned $212,590, $238,445 and $160,675, respectively, for lending its securities. Each fund's lending agent was UBS Securities LLC (or UBS Financial Services Inc., which provided such services prior to UBS Securities LLC). UBS Securities LLC (or UBS Financial Services Inc.) earned $1,458, $654 and $71,334 in compensation from the Money Market Portfolio for the years ended June 30, 2006, 2005 and 2004, respectively. UBS Securities LLC (or UBS Financial Services Inc.) earned $72,053, $82,693 and $56,322 in compensation from the U.S. Government Portfolio for the years ended June 30, 2006, 2005 and 2004, respectively.

BANK LINE OF CREDIT. Tax-Free Fund participated until September 10, 2003 with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility (the "Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

Under the facility arrangement, Tax-Free Fund had agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest was charged to Tax-Free Fund at rates based on prevailing market rates in effect at the time of borrowings. On September 2, 2003, Tax-Free Fund borrowed $30,400,000 under the Facility with an annualized interest rate of 1.41% which resulted in $1,191 of interest expense. For the period from July 1, 2003 to September 10, 2003, Tax-Free Fund paid a commitment fee of $20,565 to UBS AG, Stamford Branch.

Effective November 21, 2003, Tax-Free Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, replacing the Facility arrangement. This is to be used for temporary financing until the settlement of sales of portfolio securities, the repurchase or redemption of shares of Tax-Free Fund at the request of shareholders and other temporary or emergency purposes. Under this new arrangement, Tax-Free Fund had agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the new arrangement. Under the new facility arrangement, for the year ended June 30, 2004, Tax-Free Fund had an average daily amount of borrowing outstanding of $31,815,800 for 5 days with a related weighted average annualized interest rate of 1.51%, which resulted in $6,690 of interest expense. For the year ended June 30, 2005, Tax-Free Fund had an average daily amount of borrowing outstanding under the

Committed Credit Facility of $41,789,862 for 6 days with a related weighted average annualized interest rate of 2.81%, which resulted in $19,572 of interest expense. For the year ended June 30, 2006, RMA Tax-Free had an average daily amount of borrowing of $52,926,252 for 6 days with a related weighted average annualized interest rate of 4.40%, which resulted in $38,813 of interest expense.

PROXY VOTING POLICIES AND PROCEDURES. Each board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, each board has delegated the responsibility to vote such proxies to UBS Global AM, each fund's investment sub-advisor. Following is a summary of UBS Global AM's proxy voting policy.

You may obtain information about a fund's proxy voting decisions during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, by calling 1-800-647 1568, or through the online EDGAR database on the SEC's Web site (http://www.sec.gov).

UBS Global AM's proxy voting policy is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of those companies, and to exercise good judgment and practice diligent oversight with respect to the management of those companies. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

TRANSFER AGENCY RELATED SERVICES. UBS Financial Service Inc. provides transfer agency related services to the funds pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the funds' transfer agent, and is compensated for these services by PFPC, not the funds.

For the year ended June 30, 2006, UBS Financial Services Inc. received from PFPC, not the funds, a portion of the total transfer agency and related services fees paid by the funds to PFPC as follows:


Money Market Portfolio            $3,865,472
U.S. Government Portfolio            126,376
Tax-Free Fund                        636,819
California Municipal Money Fund      132,983
New Jersey Municipal Money Fund       39,628
New York Municipal Money Fund        120,649


PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") acts as principal underwriter of shares of the funds under separate principal underwriting contracts with each Corporation or Trust ("Principal Underwriting Contracts"). The Principal Underwriting Contracts require UBS Global AM (US) to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM (US) has entered into dealer agreements with UBS Financial Services Inc. UBS Global AM (US) is located at 51 West 52nd Street, New York, New York 10019-6114. Payments by each fund (other than Money Market Portfolio) to compensate UBS Global AM (US) for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Principal Underwriting Contracts and made in accordance with related service plans adopted by each Corporation or Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the Investment Company Act.

Under service plans adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, a "Plan"), each fund (other than Money Market Portfolio) pays UBS Global AM (US) a service fee, computed daily and payable monthly. Effective July 1, 2005, Money Market Portfolio has adopted a non-Rule 12b-1 shareholder services plan (also a "Plan") pursuant to which it pays UBS Global AM (US) a service fee, computed daily and payable monthly. Under its Plan, New Jersey Municipal Money Fund pays service fees to UBS Global AM (US) at the annual rate of 0.12% of its average daily net assets. Each other fund currently pays service fees to UBS Global AM (US) at the annual rate of 0.125% of its average daily net assets, although its Plan authorizes it to pay service fees to UBS Global AM (US) at an annual rate of up to 0.15%. Any increase from the 0.125% annual rate would require prior approval of the applicable board.

UBS Global AM (US) may reallow any or all of the service fees to such dealers as UBS Global AM (US) may from time to time determine. As of the date of this Statement of Additional Information, UBS Global AM (US) is paying all of the service fees to UBS Financial Services Inc. UBS Financial Services Inc. uses the service fees to pay UBS Financial Services Inc. Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset UBS Financial Services Inc.'s other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the UBS Financial Services Inc. branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those Independent board members of the Corporation or Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of Independent board members of the Corporation or Trust shall be committed to the discretion of the Independent board members of the Corporation or Trust.

The funds paid (or accrued) the following service fees to UBS Global AM (US) during the fiscal year ended June 30, 2006:


Money Market Portfolio            $13,322,345
U.S. Government Portfolio           1,270,492
Tax-Free Fund                       4,536,506
California Municipal Money Fund     1,141,828
New Jersey Municipal Money Fund       170,981
New York Municipal Money Fund         792,941


For the same period, UBS Global AM (US) and UBS Financial Services Inc. estimate that they incurred the following shareholder service-related expenses with respect to each fund during the fiscal year ended June 30, 2006:


                                   SERVICE FEES PAID
                                   TO UBS FINANCIAL        RMA
                                     SERVICES INC.       SERVICE     ALLOCATED
                                  FINANCIAL ADVISORS     CENTER        COSTS
                                  ------------------   ----------   ----------
Money Market Portfolio                $1,065,788       $3,450,192   $9,374,163
U.S. Government Portfolio                101,639          173,000      953,334
Tax-Free Fund                            362,920          393,667    2,500,333
California Municipal Money Fund           91,346          129,667      616,333
New Jersey Municipal Money Fund           14,249           61,333      101,667
New York Municipal Money Fund             64,436          109,666      450,000

"Allocated costs" include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including (1) the view of UBS Global AM (US) that the payment of service fees at the annual rate of 0.01% of the average daily net assets of the fund held in shareholder accounts serviced by UBS Financial Services Inc. Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM (US) pursuant to the applicable Principal Underwriting Contract, (4) the expenses and costs of UBS Global AM (US) and UBS Financial Services Inc. under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.


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With respect to each Plan, the applicable board also considered the benefits that would accrue to UBS Global AM (US) under the Plan in that UBS Global AM
(US) would receive service fees, and its affiliates UBS Financial Services Inc. and UBS Global AM, would receive investment advisory and administrative fees and sub-advisory and sub-administration fees, respectively, that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

In considering the continuance of the Money Market Portfolio's Plan, the Board also considered the fact that there would be no increase in the total fees paid by shareholders as a result of the continuance of the Plan because UBS Financial Services Inc. had agreed to offset the expenses of the Money Market Portfolio's Plan to the fund by (i) entering into a formal written agreement to waive a portion of UBS Financial Services Inc.'s contractual management fee for as long as the Plan remains in effect, and (ii) capping the effective rate of the management fee paid by the fund such that the aggregate of the total annual management expenses and service fees going forward (as a percentage of the fund's average daily net assets) would not exceed the fund's then existing annual management expenses (as a percentage of the fund's average daily net assets) of 0.50%.

UBS Global AM (US) may also make cash and non-cash payments to broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries"), subject to the internal policies and procedures of UBS Global AM (US). UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to the internal policies and procedures of UBS Global AM (US) governing payments for such seminars. These seminars may take place at the headquarters of UBS Global AM (US) or other appropriate locations and may include reimbursement of travel expenses (I.E., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to the internal policies and procedures of UBS Global AM (US), UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) promotional items of UBS Global AM (US) of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

Portfolio transactions

The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.

During the fiscal years ended June 30, 2006, 2005 and 2004, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.

Investment decisions for a fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

As of June 30, 2006, the funds owned securities issued by the following persons who are their regular broker-dealers:

MONEY MARKET PORTFOLIO


ISSUER                              TYPE OF SECURITY          VALUE
------------------------------   ----------------------   ------------
Bank of America N.A.                    Bank note         $247,000,000
Bear Stearns Cos., Inc.             Commercial paper       187,491,800
Deutsche Bank AG                 Certificate of deposit    214,000,000
Goldman Sachs Group, Inc.           Commercial paper       100,000,000
Goldman Sachs & Co.               Repurchase agreement      30,000,000
Morgan Stanley                      Commercial paper       215,000,000


U.S. GOVERNMENT PORTFOLIO


ISSUER                              TYPE OF SECURITY          VALUE
------------------------------   ----------------------   ------------
Bear Stearns & Co.                Repurchase agreement    $145,000,000
Deutsche Bank Securities, Inc.    Repurchase agreements     59,715,412
Goldman Sachs Group, Inc.         Repurchase agreement      50,000,000
Merrill Lynch & Co.               Repurchase agreement     125,000,000
Morgan Stanley                    Repurchase agreements    170,000,000
State Street Bank & Trust Co.     Repurchase agreement         328,000


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Additional purchase and redemption information; financial institutions

ADDITIONAL PURCHASE INFORMATION. Each fund may, subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

ADDITIONAL REDEMPTION INFORMATION. Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such fund fairly to determine the value of its net assets or (3) as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although each fund attempts to maintain a constant net asset value of $1.00 per share.

If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, a shareholder may incur expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

Under normal circumstances, a fund will redeem shares when so requested by a shareholder's broker-dealer other than UBS Financial Services Inc. by telegram or telephone to UBS Global AM. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of fund shares effected through a broker-dealer other than UBS Financial Services Inc. may be subject to a service charge by that broker-dealer.

FINANCIAL INSTITUTIONS. The funds may authorize financial institutions and their delegates or agents to accept on the funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents.

Valuation of shares

Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is determined by its custodian, State Street Bank and Trust Company ("State Street"), as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices and the New York City offices of UBS Financial Services Inc. and UBS Financial Services Inc.'s bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund's investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

Each fund's board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.

In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.

Taxes

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net taxable investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) plus, in the case of each municipal money market fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly traded partnership and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or securities of other RICs) of any one issuer, or of one or more qualified publicly traded partnerships, in two or more issuers that the fund controls and which are engaged in the same or similar trade or businesses.

By qualifying for treatment as a RIC, each fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Please note that dividends from the funds are not eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.

Dividends paid by a municipal money market fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the municipal money market funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal money market fund's tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in this SAI.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If a municipal money market fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

Each municipal money market fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available. Exempt-interest dividends paid by the municipal money market funds are not subject to withholding.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (I.E., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

CALIFORNIA TAXES. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on tax-exempt obligations of US possessions or territories), provided that the fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions from the fund, if any, that are derived from interest on obligations of the US government may also be designated by the fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

Shares of California Municipal Money Fund will not be subject to the California property tax.

The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to taxes imposed by the New Jersey Gross Income Tax (the "New Jersey gross income tax"). In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey municipal securities or direct US government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

Dividends paid by New Jersey Municipal Money Fund will be taxable to corporate shareholders subject to the New Jersey corporation business (franchise) tax.

The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.

The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.

NEW YORK TAXES. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of US possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital for purposes of such taxes.

Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business taxation imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). Shares of New York Municipal Money Fund will not be subject to property taxes imposed by New York State or City.

Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

Interest income of New York Municipal Money Fund which is distributed to shareholders will generally not be taxable to New York Municipal Money Fund for purposes of the New York State corporate franchise tax or City general corporation tax.

New York Municipal Money Fund is subject to the corporate franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. "Entire net income" of New York Municipal Money Fund is federal "investment company taxable income" with certain modifications.

The foregoing is a general summary of certain provisions of New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

TAX-FREE INCOME VS. TAXABLE INCOME--TAX-FREE FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 2006 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 2006, or a single individual with taxable income of $55,000 in 2006, whose investments earn a 3% tax-free yield, would have to earn a 4.00% taxable yield to receive the same benefit.

TABLE I. 2006 FEDERAL TAXABLE VS. TAX-FREE YIELDS*


            TAXABLE INCOME (000'S)                      A TAX-FREE YIELD OF
----------------------------------------------   --------------------------------
SINGLE RETURN     JOINT RETURN    FEDERAL RATE    1%     2%     3%     4%     5%
--------------   --------------   ------------   ----   ----   ----   ----   ----
                                                  IS EQUAL TO A TAXABLE YIELD OF
                                                           APPROXIMATELY
$  7.6 -  30.7   $ 15.1 -  61.3      15.00%      1.18%  2.35%  3.53%  4.71%  5.88%
  30.7 -  74.2     61.3 - 123.7      25.00%      1.33%  2.67%  4.00%  5.33%  6.67%
  74.2 - 154.8    123.7 - 188.5      28.00%      1.39%  2.78%  4.17%  5.56%  6.94%
 154.8 - 336.6    188.5 - 336.6      33.00%      1.49%  2.99%  4.48%  5.97%  7.46%
  Over 336.6        Over 336.6       35.00%      1.54%  3.08%  4.62%  6.15%  7.69%

----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions.

TAX-FREE INCOME VS. TAXABLE INCOME--CALIFORNIA MUNICIPAL MONEY FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 2006 federal individual and 2005+ California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $90,000 in 2006, or a single California individual with taxable income of $55,000 in 2006, whose investments earn a 3% tax-free yield, would have to earn a 4.41% taxable yield to receive the same benefit.

TABLE II. 2006 FEDERAL AND 2005 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*


            TAXABLE INCOME (000'S)                          A TAX-FREE YIELD OF
---------------------------------------------   --------------------------------------------
                                   EFFECTIVE
                                   CALIFORNIA
                                  AND FEDERAL
SINGLE RETURN     JOINT RETURN    TAX BRACKET          1%     2%     3%     4%     5%
--------------   --------------   -----------         ----   ----   ----   ----   ----
                                                IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
$  0.0 -   6.3   $  0.0 -  12.6      10.90%           1.12%  2.24%  3.37%  4.49%  5.61%
   6.3 -   7.5     12.6 -  15.1      11.80%           1.13%  2.27%  3.40%  4.54%  5.67%
   7.5 -  15.0     15.1 -  29.9      16.70%           1.20%  2.40%  3.60%  4.80%  6.00%
  15.0 -  23.6     29.9 -  47.3      18.40%           1.23%  2.45%  3.68%  4.90%  6.13%
  23.6 -  30.6     47.3 -  61.4      20.10%           1.25%  2.50%  3.75%  5.01%  6.26%
  30.6 -  32.8     61.4 -  65.6      29.50%           1.42%  2.84%  4.26%  5.67%  7.09%
  32.8 -  41.4     65.6 -  82.9      31.00%           1.45%  2.90%  4.35%  5.80%  7.25%
  41.4 -  74.2     82.9 - 123.7      31.98%           1.47%  2.94%  4.41%  5.88%  7.35%
  74.2 - 154.8    123.7 - 188.4      34.70%           1.53%  3.06%  4.59%  6.13%  7.66%
 154.8 - 336.5    188.4 - 336.5      39.23%           1.65%  3.29%  4.94%  6.58%  8.23%
  Over   336.5     Over   336.5      41.05%           1.70%  3.39%  5.09%  6.78%  8.48%

----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).

+ The rates shown reflect California rates for 2005. Inflation adjusted income brackets for 2006 for California are not available as of the date of this SAI, and the California rates thus are still subject to change with retroactive effect for 2006.

TAX-FREE INCOME VS. TAXABLE INCOME--NEW JERSEY MUNICIPAL MONEY FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the 2006 federal individual and 2005+ New Jersey gross income tax rates in effect on the date of this SAI. For example, a New Jersey couple with taxable income of $90,000 in 2006, or a single New Jersey individual with taxable income of $55,000 in 2006, whose investments earn a 3% tax-free yield, would have to earn a 4.23% taxable yield to receive the same benefit.

TABLE III. 2006 FEDERAL AND 2005 NEW JERSEY TAXABLE VS. TAX-FREE YIELD*


            TAXABLE INCOME (000'S)                             A TAX-FREE YIELD OF
----------------------------------------------   --------------------------------------------
                                    EFFECTIVE
                                    NEW JERSEY
                                   AND FEDERAL
 SINGLE RETURN     JOINT RETURN    TAX BRACKET          1%     2%     3%     4%     5%
---------------   --------------   -----------         ----   ----   ----   ----   ----
                                                 IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
$  0.0 -    7.6   $  0.0 -  15.1      11.26%           1.13%  2.25%  3.38%  4.51%  5.63%
   7.6 -   20.0     15.1 -  20.0      16.19%           1.19%  2.39%  3.58%  4.77%  5.97%
  20.0 -   30.6     20.0 -  50.0      16.49%           1.20%  2.39%  3.59%  4.79%  5.99%
                    50.0 -  61.3      17.08%           1.21%  2.41%  3.62%  4.82%  6.03%
  30.6 -   35.0                       26.31%           1.36%  2.71%  4.07%  5.43%  6.79%
                    61.3 -  70.0      26.84%           1.37%  2.73%  4.10%  5.47%  6.83%
  35.0 -   40.0     70.0 -  80.0      27.63%           1.38%  2.76%  4.15%  5.53%  6.91%
  40.0 -   74.2     80.0 - 123.7      29.14%           1.41%  2.82%  4.23%  5.65%  7.06%
  74.2 -   74.9    123.7 - 150.0      31.98%           1.47%  2.94%  4.41%  5.88%  7.35%
  74.9 -  154.8    150.0 - 188.4      32.59%           1.48%  2.97%  4.45%  5.93%  7.42%
 154.8 -  336.5    188.4 - 336.5      37.27%           1.59%  3.19%  4.78%  6.38%  7.97%
  Over    336.5     Over   336.5      39.14%           1.64%  3.29%  4.93%  6.57%  8.22%

----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New Jersey personal income taxes).

+ The rates shown reflect New Jersey rates for 2005. Inflation adjusted income brackets for 2006 for New Jersey are not available as of the date of this SAI, and the New Jersey rates thus are still subject to change with retroactive effect for 2006.

TAX-FREE INCOME VS. TAXABLE INCOME--NEW YORK MUNICIPAL MONEY FUND. Table IV below illustrates approximate equivalent taxable and tax-free yields at the 2006 federal individual, and 2005+ New York State and New York City personal, income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $95,000 in 2006, or a single individual with taxable income of $55,000 in 2006 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.47% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $95,000 in 2006, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 2006, would have to earn a 4.29% taxable yield to realize a benefit equal to a 3% tax-free yield.

TABLE IV. 2006 FEDERAL AND 2005 NEW YORK TAXABLE VS. TAX-FREE YIELD*


           TAXABLE  INCOME (000'S)                           A TAX-FREE YIELD OF
---------------------------------------------   --------------------------------------------
                                    FEDERAL/
                                    NYS/NYC
                                   EFFECTIVE
SINGLE RETURN     JOINT RETURN    TAX BRACKET          1%     2%      3%     4%    5%
--------------   --------------   -----------         ----   ----   ----   ----   ----
                                                IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
$  0.0 -   7.5   $  0.0 -  15.1      16.22%           1.19%  2.38%  3.58%  4.77%  5.96%
   7.5 -   7.9     15.1 -  16.0      20.87%           1.26%  2.53%  3.79%  5.06%  6.32%
   7.9 -  10.9     16.0 -  21.6      21.30%           1.27%  2.54%  3.81%  5.08%  6.35%
  10.9 -  12.0                       21.93%           1.28%  2.56%  3.84%  5.12%  6.40%
                   21.6 -  22.0      21.83%           1.28%  2.56%  3.84%  5.12%  6.40%
  12.0 -  13.0     22.0 -  26.0      22.47%           1.29%  2.58%  3.87%  5.16%  6.45%
  12.9 -  20.0     26.0 -  40.0      23.02%           1.30%  2.60%  3.90%  5.20%  6.50%
  20.0 -  25.0     40.0 -  45.0      23.83%           1.31%  2.63%  3.94%  5.25%  6.56%
  25.0 -  30.6     45.0 -  61.3      23.88%           1.31%  2.63%  3.94%  5.25%  6.57%
  30.6 -  50.0     61.3 -  89.9      32.83%           1.49%  2.98%  4.47%  5.96%  7.44%
  50.0 -  74.2     89.9 - 123.7      32.87%           1.49%  2.98%  4.47%  5.96%  7.45%
  74.2 - 100.0    123.7 - 150.0      35.56%           1.55%  3.10%  4.66%  6.21%  7.76%
 100.0 - 154.8                       35.94%           1.57%  3.14%  4.71%  6.28%  7.85%
                  150.0 - 188.5      38.85%
 154.8 - 336.5                       40.39%           1.69%  3.37%  5.06%  6.75%  8.44%
                  188.5 - 336.5      40.30%
 336.5 - 500.0                       42.17%           1.74%  3.48%  5.22%  6.96%  8.70%
                  336.5 - 500.0      42.03%
  Over   500.0                       42.38%           1.75%  3.50%  5.25%  7.00%  8.76%
                    Over  500.0      42.36%

            TAXABLE INCOME (000'S)                           A TAX-FREE YIELD OF
---------------------------------------------   --------------------------------------------
                   FEDERAL/NYS
                    EFFECTIVE
SINGLE RETURN     JOINT RETURN    TAX BRACKET           1%    2%     3%     4%     5%
--------------   --------------   -----------         ----   ----   ----   ----   ----
                                                IS EQUAL TO A TAXABLE YIELD OF APPROXIMATEL
$  0.0 -   7.5   $  0.0 -  15.1       13.60%          1.16%  2.31%  3.47%  4.63%  5.79%
   7.5 -   8.0     15.1 -  16.0       18.40%          1.23%  2.45%  3.68%  4.90%  6.13%
   8.0 -  11.0     16.0 -  22.0       18.83%          1.23%  2.46%  3.70%  4.93%  6.16%
  11.0 -  13.0     22.0 -  26.0       19.46%          1.24%  2.48%  3.72%  4.97%  6.21%
  13.0 -  20.0     26.0 -  40.0       20.02%          1.25%  2.50%  3.75%  5.00%  6.25%
  20.0 -  30.6     40.0 -  61.3       20.82%          1.26%  2.53%  3.79%  5.05%  6.31%
  30.6 -  74.2     61.3 - 123.7       30.14%          1.43%  2.86%  4.29%  5.73%  7.16%
  74.2 - 100.0    123.7 - 150.0       32.93%          1.49%  2.98%  4.47%  5.96%  7.46%
 100.0 - 154.8                        33.31%          1.50%  3.00%  4.50%  6.00%  7.50%
                  150.0 - 188.5       33.22%
 154.8 - 336.5                        37.94%          1.61%  3.22%  4.83%  6.45%  8.06%
                  188.5 - 336.5       37.88%
 336.5 - 500.0                        39.79%          1.66%  3.32%  4.98%  6.64%  8.30%
                  336.5 - 500.0       39.71%
  Over   500.0     Over   500.0       40.01%          1.67%  3.33%  5.00%  6.67%  8.33%

----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).

+ The rates shown reflect New York rates for 2005. Inflation adjusted income brackets for 2006 for New York are not available as of the date of this SAI, and the New York rates thus are still subject to change with retroactive effect for 2006.

Other information

MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS Financial Services Inc. believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Corporation or a Trust may elect all of its board members. The shares of each series of UBS RMA Money Fund Inc. and UBS Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.

The Corporations and Trusts do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. Shareholders of record of no less than a majority of the outstanding shares of a Corporation may remove a board member by the vote of the holders of a majority of the shares represented at a duly called meeting. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of a Trust or at least 25% of the outstanding shares of a Corporation.

CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for each fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund's transfer and dividend disbursing agent.

PRIOR NAMES. Prior to June 9, 2003, the funds were named UBS PaineWebber RMA Money Fund, Inc., UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio (series of UBS PaineWebber RMA Money Fund, Inc.); UBS PaineWebber RMA Tax-Free Fund, Inc.; UBS PaineWebber Managed Municipal Trust, UBS PaineWebber RMA New York Municipal Money Fund, UBS PaineWebber RMA California Municipal Money Fund (series of UBS PaineWebber Managed Municipal Trust); UBS PaineWebber Municipal Money Market Series, and UBS PaineWebber RMA New Jersey Municipal Money Fund (a series of UBS PaineWebber Municipal Money Market Series), respectively. Prior to April 16, 2001, Municipal Money Market Series was known as PaineWebber Municipal Money Market Series; Managed Municipal Trust was known as PaineWebber Managed Municipal Trust; RMA Money Fund was known as PaineWebber RMA Money Fund, Inc.; and RMA Tax-Free Fund was known as PaineWebber RMA Tax-Free Fund, Inc. Similarly, each fund's name did not contain the preface "UBS" prior to that date.

COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the funds. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie, Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent board members.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as independent registered public accounting firm for the funds.

Financial statements

The funds' Annual Report to Shareholders for their last fiscal year ended June 30, 2006 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP, appearing therein are incorporated by reference in this SAI.

               (This page has been left blank intentionally.)

                                              [UBS Global Asset Management LOGO]

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

RESOURCE MANAGEMENT ACCOUNT, RMA, BUSINESS SERVICES ACCOUNT BSA, AND RESOURCELINE ARE REGISTERED SERVICE MARKS OF UBS FINANCIAL SERVICES INC. RESOURCE ACCUMULATION PLAN IS A SERVICE MARK OF UBS FINANCIAL SERVICES INC. PLATINUM MASTERCARD AND MASTERCARD BUSINESSCARD ARE REGISTERED TRADEMARKS OF MASTERCARD INTERNATIONAL INCORPORATED.

(C)2006 UBS Financial Services Inc.
All rights reserved.

UBS RMA

Money Market Portfolio
U.S. Government Portfolio
Tax-Free Fund
California
Municipal Money Fund
New Jersey
Municipal Money Fund
New York
Municipal Money Fund

Statement of Additional Information
August 30, 2006